4892-6655-8685 v.6 EAGLE BANCORP, INC., as Issuer 10.00% Senior Notes due 2029 INDENTURE Dated as of September 30, 2024 WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee Exhibit 4.1

Exhibit 4.1

Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of September 30, 2024*

Trust Indenture Act Section		Indenture Section
§ 310	(a)(1)	608
	(a)(2)	608
	(a)(3)	N.A.
	(a)(4)	N.A.
	(b)	605, 609
	(c)	N.A.
§ 311	(a)	605
	(b)	605
	(c)	N.A.
§ 312	(a)	701
	(b)	701
	(c)	702
§ 313	(a)	703
	(a)(4)	703
	(b)(1)	N.A.
	(b)(2)	703
	(c)(1)	703
	(c)(2)	703
	(d)	N.A.
§ 314	(a)	1007
	(b)	N.A.
	(c)(1)	103
	(c)(2)	103
	(c)(3)	N.A.
	(d)	N.A.
	(e)	103
	(f)	N.A.
§ 315	(a)	601
	(b)	602
	(c)	601
	(d)	601
	(e)	515
§ 316	(a)(last sentence)	102 ("Outstanding")
	(a)(1)(A)	502, 512
	(a)(1)(B)	513
	(a)(2)	N.A.
	(b)	508
	(c)	105
§ 317	(a)(1)	503
	(a)(2)	504
	(b)	1003
§ 318	(a)	115

N.A. means Not Applicable

* This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

4892-6655-8685 v.6

Exhibit 4.1

TABLE OF CONTENTS

Page

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.	Rules of Construction and Incorporation by Reference of Trust Indenture Act	1
Section 102.	Definitions	2
Section 103.	Compliance Certificates and Opinions	8
Section 104.	Form of Documents Delivered to Trustee	9
Section 105.	Acts of Holders	9
Section 106.	Notices, Etc., to Trustee, Company and Agent	11
Section 107.	Notice to Holders; Waiver	11
Section 108.	Effect of Headings and Table of Contents	12
Section 109.	Successors and Assigns	12
Section 110.	Separability Clause	12
Section 111.	Benefits of Indenture	12
Section 112.	Governing Law; Jury Trial Waiver; Consent to Jurisdiction	12
Section 113.	Legal Holidays	12
Section 114.	No Personal Liability of Directors, Officers, Employees and Stockholders	13
Section 115.	Trust Indenture Act Controls	13
Section 116.	Counterparts	13
Section 117.	Force Majeure	13
Section 118.	U.S.A. Patriot Act	13

ARTICLE TWO

NOTE FORMS

Section 201.	Form and Dating	14
Section 202.	Execution, Authentication, Delivery and Dating	14

ARTICLE THREE

THE NOTES

Section 301.	Title and Terms	16

-i-

4892-6655-8685 v.6

ii 4892-6655-8685 v.6 Section 302. Denominations ...........................................................................................16 Section 303. Temporary Notes .......................................................................................16 Section 304. Note Registrar; Paying Agent; Registration of Transfer and Exchange .................................................................................................17 Section 305. Mutilated, Destroyed, Lost and Stolen Notes ............................................18 Section 306. Payment of Interest; Interest Rights Preserved ..........................................18 Section 307. Persons Deemed Owners ...........................................................................20 Section 308. Cancellation ...............................................................................................20 Section 309. Computation of Interest .............................................................................20 Section 310. Transfer and Exchange ..............................................................................20 Section 311. CUSIP Numbers.........................................................................................21 Section 312. Issuance of Additional Notes .....................................................................21 ARTICLE FOUR SATISFACTION AND DISCHARGE Section 401. Satisfaction and Discharge of Indenture ....................................................22 Section 402. Application of Trust Money .......................................................................23 ARTICLE FIVE REMEDIES Section 501. Events of Default .......................................................................................23 Section 502. Acceleration of Maturity; Rescission and Annulment ...............................25 Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee ............26 Section 504. Trustee May File Proofs of Claim .............................................................26 Section 505. Trustee May Enforce Claims Without Possession of Notes ......................27 Section 506. Application of Money Collected ................................................................27 Section 507. Limitation on Suits .....................................................................................27 Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest ....................................................................................................28 Section 509. Restoration of Rights and Remedies ..........................................................28 Section 510. Rights and Remedies Cumulative ..............................................................28 Section 511. Delay or Omission Not Waiver..................................................................28 Section 512. Control by Holders .....................................................................................28 Section 513. Waiver of Default ......................................................................................29 Section 514. Waiver of Stay or Extension Laws ............................................................29 Exhibit 4.1

iii 4892-6655-8685 v.6 Section 515. Undertaking for Costs ................................................................................29 ARTICLE SIX THE TRUSTEE Section 601. Duties of the Trustee ..................................................................................29 Section 602. Notice of Defaults ......................................................................................31 Section 603. Certain Rights of Trustee ...........................................................................31 Section 604. Trustee Not Responsible for Recitals or Issuance of Notes .......................33 Section 605. May Hold Notes; Conflicting Interests ......................................................33 Section 606. Money Held in Trust ..................................................................................33 Section 607. Compensation and Reimbursement ...........................................................33 Section 608. Corporate Trustee Required; Eligibility.....................................................34 Section 609. Resignation and Removal; Appointment of Successor ..............................34 Section 610. Acceptance of Appointment by Successor ................................................35 Section 611. Merger, Conversion, Consolidation or Succession to Business ................36 Section 612. Appointment of Co-Trustee .......................................................................36 Section 613. Appointment of Authenticating Agent.......................................................37 ARTICLE SEVEN HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY Section 701. Holder Lists ................................................................................................39 Section 702. Disclosure of Names and Addresses of Holders ........................................39 Section 703. Reports by Trustee .....................................................................................39 ARTICLE EIGHT MERGER, CONSOLIDATION OR SALE OF ALL OR SUBSTANTIALLY ALL ASSETS Section 801. Company May Consolidate, Etc., Only on Certain Terms ........................39 Section 802. Successor Substituted.................................................................................40 ARTICLE NINE AMENDMENT, SUPPLEMENT AND WAIVER Section 901. Amendments or Supplements Without Consent of Holders ......................40 Section 902. Amendments or Supplements with Consent of Holders ............................41 Section 903. Execution of Amendments, Supplements or Waivers ...............................42 Exhibit 4.1

iv 4892-6655-8685 v.6 Section 904. Effect of Amendments, Supplements or Waivers ......................................43 Section 905. Compliance with Trust Indenture Act ........................................................43 Section 906. Reference in Notes to Supplemental Indentures ........................................43 Section 907. Notice of Supplemental Indentures ............................................................43 ARTICLE TEN COVENANTS Section 1001. Payment of Principal, Premium, if Any, and Interest ................................43 Section 1002. Maintenance of Office or Agency ..............................................................44 Section 1003. Paying Agent to Hold Money in Trust .......................................................44 Section 1004. Corporate Existence ...................................................................................45 Section 1005. Payment of Taxes and Other Claims .........................................................45 Section 1006. Statement by Officers as to Default ...........................................................45 Section 1007. Delivery of Rule 144A Information ...........................................................46 Section 1008. Liens ...........................................................................................................46 Section 1009. Limitation Upon Disposition of Stock of Principal Subsidiary Bank........48 ARTICLE ELEVEN REDEMPTION OF NOTES Section 1101. Optional Redemption .................................................................................48 Section 1102. Mandatory Redemption; Open Market Purchases .....................................48 ARTICLE TWELVE LEGAL DEFEASANCE AND COVENANT DEFEASANCE Section 1201. Company’s Option to Effect Legal Defeasance or Covenant Defeasance ..............................................................................................49 Section 1202. Legal Defeasance and Discharge ...............................................................49 Section 1203. Covenant Defeasance .................................................................................49 Section 1204. Conditions to Legal Defeasance or Covenant Defeasance ........................50 Section 1205. Deposited Money and Government Securities to Be Held in Trust; Other Miscellaneous Provisions .............................................................51 Section 1206. Reinstatement .............................................................................................52 Section 1207. Repayment to Company .............................................................................52 Exhibit 4.1

v 4892-6655-8685 v.6 ARTICLE THIRTEEN RESERVED Exhibit 4.1

4892-6655-8685 v.6 INDENTURE dated as of September 30, 2024, between EAGLE BANCORP, INC., a Maryland corporation, (the “Company”), and Wilmington Trust, National Association, a national banking association organized under the laws of the United States, as Trustee. RECITALS The Company has duly authorized the creation of an issue of (i) 10.00% Senior Notes due 2029 issued on the date hereof (the “Initial Notes”) and (ii) if and when issued as required by the Registration Rights Agreement dated the date hereof, among the Company and the Purchasers, 10.00% Senior Notes due 2029 issued in an Exchange Offer in exchange for any Initial Notes, of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. All things necessary have been done to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid and legally binding obligations of the Company and to make this Indenture a valid and legally binding agreement of the Company, in accordance with their and its terms. NOW, THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and ratable benefit of all Holders, as follows: ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION Section 101. Rules of Construction and Incorporation by Reference of Trust Indenture Act. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires: (1) the terms defined in this Article One have the meanings assigned to them in this Article One, and words in the singular include the plural and words in the plural include the singular; (2) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; (3) all references to Articles, Sections, Exhibits and Appendices shall be construed to refer to Articles and Sections of, and Exhibits and Appendices to, this Indenture; (4) “including” means including without limitation; (5) all references to the date the Notes were originally issued shall refer to the Issue Date; Exhibit 4.1

4892-6655-8685 v.6 (6) all references, in any context, to any interest or other amount payable on or with respect to the Notes shall be deemed to include any Additional Interest (as herein defined) pursuant to a Registration Rights Agreement; and (7) the phrase “in writing” as used herein shall be deemed to include facsimile, .pdf attachments and other electronic means of transmission, unless otherwise indicated. This Indenture is subject to the mandatory provisions of the TIA (as herein defined) which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings: (1) “Commission” means the SEC; (2) “indenture securities” means the Notes; (3) “indenture security holder” means a Holder; (4) “indenture to be qualified” means this Indenture; (5) “indenture trustee” or “institutional trustee” means the Trustee; and (6) “obligor” on the Notes means the Company and any successor obligor on the indenture securities. All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions. Section 102. Definitions. “Act,” when used with respect to any Holder, has the meaning specified in Section 105 of this Indenture. “Additional Interest” means all additional interest then owing pursuant to a Registration Rights Agreement. “Additional Notes” means any Notes issued by the Company pursuant to Section 312 of this Indenture. “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the Exhibit 4.1

4892-6655-8685 v.6 direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. “Appendix” has the meaning specified in Section 201 of this Indenture. “Authenticating Agent” has the meaning specified in Section 613 of this Indenture. “Bankruptcy Law” means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state or foreign law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law. “Board of Directors” means: (1) with respect to a corporation, the board of directors of the corporation; (2) with respect to a partnership, the board of directors of the general partner of the partnership; and (3) with respect to any other Person, the board or committee of such Person serving a similar function. “Board Resolution” means, with respect to the Company, a duly adopted resolution of the Board of Directors of the Company or any committee thereof. “Business Day” means each day that is not a Legal Holiday. “Certificated Notes” has the meaning specified in the Appendix. “Company” means the Person named as the “Company” in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, “Company” shall mean such successor Person. “Company Request” or “Company Order” means a written request or order signed in the name of the Company by any Officer, and delivered to the Trustee or Paying Agent, as applicable. “Corporate Trust Office” means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business relating to this Indenture shall be principally administered, which office at the date of execution of this Indenture is located at 277 Park Avenue, 25th Floor, New York, NY 10172, Attn: Eagle Bancorp, Inc. Administrator, except that solely with respect to presentation of the Notes for payment or for registration of transfer or exchange, such term shall mean 1100 North Market Street, Wilmington, Delaware 19890, Attention: Workflow Management - 5th Floor. “corporation” includes corporations, associations, partnerships, limited liability companies, companies and business trusts. Exhibit 4.1

4892-6655-8685 v.6 “Covenant Defeasance” has the meaning specified in Section 1203 of this Indenture. “Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default. “Defaulted Interest” has the meaning specified in Section 306.b) of this Indenture. “Depository” means The Depository Trust Company, its nominees and their respective successors. “Event of Default” has the meaning specified in Section 501 of this Indenture. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Exchange Notes” has the meaning specified in the Appendix. “Exchange Offer” means the Exchange Offer as defined in the applicable Registration Rights Agreement. “Exchange Offer Registration Statement” means the Exchange Offer Registration Statement as defined in the applicable Registration Rights Agreement. “Global Notes” has the meaning specified in the Appendix. “Government Securities” means securities that are (a) direct obligations of the United States for the timely payment of which its full faith and credit is pledged; or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the option of the issuers thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such Government Securities, or a specific payment of principal of or interest on any such Government Securities held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Securities or the specific payment of principal of or interest on the Government Securities evidenced by such depository receipt. “guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness or other obligations, and, when used as a verb, shall have a corresponding meaning. Exhibit 4.1

4892-6655-8685 v.6 “Holder” means the Person in whose name a Note is registered on the books of the Note Registrar. “Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this Indenture and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be part of and govern this instrument and any such supplemental indenture, respectively. “Initial Notes” has the meaning stated in the first recital of this Indenture. “Interest Payment Date” means March 30 and September 30, commencing on March 30, 2025. “Intermediate Subsidiary” means a Subsidiary (i) that is organized under the laws of the United States, any state thereof or the District of Columbia, and (ii) of which each class of Voting Stock issued and outstanding, and all securities convertible into, and options, warrants and rights to subscribe for or purchase, such Voting Stock, are owned directly by the Company or by another Intermediate Subsidiary free and clear of any security interest. “Issue Date” means September 30, 2024. “Legal Defeasance” has the meaning specified in Section 1202 of this Indenture. “Legal Holiday” means a Saturday, a Sunday or a day on which banking institutions in New York City or the Corporate Trust Office are authorized or required by law, regulation or executive order to close. “Maturity”, when used with respect to any Note, means the date on which the principal of such Note or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise. “Note Register” and “Note Registrar” have the respective meanings specified in Section 304. “Notes” means any 10.00% Senior Notes due 2029 of the Company authenticated and delivered under this Indenture. The Initial Notes and any Additional Notes, and any Exchange Notes issued in exchange for the Initial Notes and any Additional Notes, shall be treated as a single class for all purposes of this Indenture, including waivers, amendments, redemptions and offers to purchase, and shall vote and consent together as one class on all matters with respect to the Notes (except that any series of Notes that is not fungible with the Initial Notes for U.S. Federal income tax purposes shall be treated for purposes of provisions of this Indenture relating to transfer and exchange as a separate class that does not trade fungibly with Notes that have differing treatment under U.S. Federal income tax law and shall be assigned a different CUSIP or other identification number), and unless the context otherwise requires, all references to the Notes shall include the Initial Notes, any Additional Notes and the Exchange Notes issued in exchange for the Initial Notes and any Additional Notes. Exhibit 4.1

4892-6655-8685 v.6 “Officer” means the President, the Chief Executive Officer, the Chief Financial Officer, and any Executive Vice President of the Company. “Officer’s Certificate” means a certificate signed on behalf of the Company by an Officer of the Company that meets the requirements set forth in this Indenture and the TIA. “Opinion of Counsel” means a written opinion from legal counsel. The counsel may be an employee of or counsel to the Company. Opinions of Counsel required to be delivered under this Indenture may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various covenants have been complied with. “Outstanding”, when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except: (1) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; (2) Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; (3) Notes, except to the extent provided in Section 1202 and Section 1203, with respect to which the Company has effected Legal Defeasance or Covenant Defeasance as provided in Article Twelve; and (4) Notes which have been paid pursuant to this Indenture or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to Section 305 of this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a Protected Purchaser in whose hands the Notes are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 316, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Exhibit 4.1

4892-6655-8685 v.6 “Paying Agent” means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any) or interest on, or any Redemption Price of, any Notes on behalf of the Company. “Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity. “Place of Payment”, with respect to any Note, means the place or places where the principal of, or any premium or interest on, such Note are payable as provided in or pursuant to this Indenture or such Note. “Predecessor Note” of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 305 in exchange for a mutilated Note or in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note. “Principal Subsidiary Bank” means EagleBank or any other U.S. subsidiary bank of the Company that accepts deposits that the depositor has the legal right to withdraw upon demand and engages in the business of making commercial loans, the consolidated assets of which constitute 20% or more of the Company’s consolidated assets. “Protected Purchaser” has the meaning specified in Section 305 of this Indenture. “Purchasers” has the meaning specified in the Appendix. “Qualifying Trustee” has the meaning specified in Section 1205 of this Indenture. “Registration Rights Agreement” has the meaning specified in the Appendix. “Regular Record Date” has the meaning specified in Section 301 of this Indenture. “Responsible Officer”, when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer this Indenture, and also means, with respect to a particular corporate trust matter relating to this Indenture, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject, and who in each case shall have direct responsibility for the administration of this Indenture. “SEC” means the Securities and Exchange Commission. “Securities Act” means the Securities Act of 1933, as amended. “Shelf Registration Statement” means the shelf registration statement as defined in the applicable Registration Rights Agreement. “Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 306. Exhibit 4.1

4892-6655-8685 v.6 “Stated Maturity” means, with respect to any security, the date specified in the agreement governing or certificate relating to such Indebtedness as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision, but not including any contingent obligations to repay, redeem or repurchase any such principal prior to the date originally scheduled for the payment thereof. “Subsidiary” means (i) any corporation at least a majority of whose outstanding Voting Stock is at the time owned, directly or indirectly, by the Company or by one or more of its Subsidiaries, or by the Company and one or more of its Subsidiaries, (ii) any general partnership, limited liability company, joint venture or similar entity, at least a majority of whose outstanding partnership, membership or similar interests is at the time owned by the Company or by one or more of its Subsidiaries, or by the Company and one or more of its Subsidiaries, and (iii) any limited partnership of which the Company or any of its Subsidiaries is a general partner. “Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 905. “Trustee” means Wilmington Trust, National Association, until a successor replaces it and, thereafter, means the successor. “Uniform Commercial Code” means the New York Uniform Commercial Code as in effect from time to time. “Voting Stock”, as applied to stock of any Person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency. Section 103. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the TIA. Each such certificate or opinion shall be given in the form of an Officer’s Certificate (signed by two Officers if required by the TIA), if to be given by an Officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall in each case comply with the requirements of the TIA and any other requirements set forth in this Indenture. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1006(a) of this Indenture or Section 314(a)(4) of the TIA) shall include: (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; Exhibit 4.1

4892-6655-8685 v.6 (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with. Section 104. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument. Section 105. Acts of Holders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the Exhibit 4.1

4892-6655-8685 v.6 execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient. The principal amount and serial numbers of Notes held by any Person, and the date of holding the same, shall be proved by the Note Register. If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act whether or not such Holders remain Holders after such record date, and for that purpose the Outstanding Notes shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date. Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note. Without limiting the foregoing, a Holder entitled to take any action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. Any notice given or action taken by a Holder or its agents with regard to different parts of such principal amount pursuant to this paragraph shall have the same effect as if given or taken by separate Holders of each such different part. Without limiting the generality of the foregoing, a Holder, including the Depository that is the Holder of a Global Note, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and the Depository that is the Holder of a Global Note may provide its proxy or proxies to the beneficial owners of interests in any such Global Note through such depositary’s standing instructions and customary practices. The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any Global Note held by the Depository entitled under the procedures of such Depository to make, give or take, by a proxy or Exhibit 4.1

4892-6655-8685 v.6 proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. Section 106. Notices, Etc., to Trustee, Company and Agent. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at 277 Park Avenue, 25th Floor, New York, NY 10172 Attn: Eagle Bancorp, Inc. Administrator, its Corporate Trust Office, or (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first- class postage prepaid, or delivered by recognized overnight courier, to the Company addressed to it at Eagle Bancorp Inc., 7830 Old Georgetown Road, Third Floor, Bethesda, Maryland 20814; Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company. The Company or the Trustee by written notice to the others may designate additional or different addresses for subsequent notices or communications. (3) The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods. If the Company elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties. Section 107. Notice to Holders; Waiver. Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at her, his or its address as it appears in the Note Register, within the time prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Notices given by publication shall be deemed given on the first date on which publication is made and notices given by first-class mail, postage prepaid, shall be deemed given five calendar days after mailing. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Exhibit 4.1

4892-6655-8685 v.6 Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. Notwithstanding any other provision of this Indenture or any Note, subject to the requirements of the TIA, where this Indenture or any Note provides for notice of any event (including any notice of redemption) to any Holder of an interest in a Global Note (whether by mail or otherwise), such notice shall be sufficiently given if given to the Depository or any other applicable depositary for such Global Note (or its designee) according to the applicable procedures of the Depository or such depositary. Section 108. Effect of Headings and Table of Contents. The Article and Section headings herein, the Table of Contents and the reconciliation and tie between the TIA and this Indenture are for convenience of reference only, are not intended to be considered a part hereof and shall in no way affect the construction of, or modify or restrict, any of the terms or provisions hereof. Section 109. Successors and Assigns. All agreements of the Company in this Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors. Section 110. Separability Clause. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Section 111. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Note Registrar and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture. Section 112. Governing Law; Jury Trial Waiver; Consent to Jurisdiction. This Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions. EACH OF THE COMPANY, THE HOLDERS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY. In relation to any legal action or proceedings arising out of or in connection with this Indenture and the Notes, the Company hereby irrevocably submit to the non-exclusive jurisdiction of the U.S. federal and state courts in the Borough of Manhattan in the City of New York, County and State of New York, United States of America. Section 113. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity or Maturity of any Note shall be a Legal Holiday, then Exhibit 4.1

4892-6655-8685 v.6 (notwithstanding any other provision of this Indenture or of the Notes) payment of principal (or premium, if any) or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, or at the Stated Maturity or Maturity; provided that no interest shall accrue for purposes of such payment for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be. Section 114. No Personal Liability of Directors, Officers, Employees and Stockholders. No director, officer, employee, incorporator or stockholder of the Company shall have any liability for any obligations of the Company under the Notes, this Indenture, or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Section 115. Trust Indenture Act Controls. Upon qualification of this Indenture under the TIA, if any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the provision required by the TIA shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be. Section 116. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be original; but such counterparts shall together constitute but one and the same instrument. One signed copy is enough to prove this Indenture. The exchange of copies of this Indenture and of signature pages by facsimile, .pdf transmission or other electronic means shall constitute effective execution and delivery of this Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or .pdf transmission or other electronic means shall be deemed to be their original signatures for all purposes. Section 117. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, provision of any present or future law or regulation or act of any governmental authority that prohibits the performance of the Trustee’s obligations hereunder, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, quarantines, national emergencies, epidemics or pandemics, unavailability of the Federal Reserve Bank wire or telex system or other wire or other funds transfer system and unavailability of any securities clearing system. Section 118. U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act. Exhibit 4.1

4892-6655-8685 v.6 ARTICLE TWO NOTE FORMS Section 201. Form and Dating. Provisions relating to the Initial Notes and the Exchange Notes are set forth in Appendix A attached hereto (the “Appendix”) which is hereby incorporated in, and expressly made part of, this Indenture. The Initial Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit 1 to the Appendix which is hereby incorporated in, and expressly made a part of, this Indenture. The Exchange Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form reasonably acceptable to the Company). Each Note shall be dated the date of its authentication. The terms of the Note set forth in the Appendix and the form of the Exchange Notes set forth in Exhibit A are part of the terms of this Indenture. Section 202. Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Company by any Officer. The signature of an Officer on the Notes may be manual or via facsimile, .pdf transmission or other electronic means of the present or any future such authorized Officer and may be imprinted or otherwise reproduced on the Notes. Notes bearing the signature of an individual who was at any time a proper Officer of the Company shall bind the Company, notwithstanding that such individual ceased to hold such office prior to the authentication and delivery of such Notes or did not hold such office at the date of such Notes. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes. On the Issue Date, the Company shall deliver the Initial Notes in the aggregate principal amount of $77,665,000 executed by the Company to the Trustee for authentication, together with a Company Order directing the Trustee to authenticate the Notes and certifying that all conditions precedent to the issuance of Notes contained herein have been fully complied with, and the Trustee in accordance with such Company Order shall authenticate and deliver such Initial Notes. At any time and from time to time after the Issue Date, the Company may deliver Additional Notes executed by the Company to the Trustee for authentication, together with (i) a Company Order for the authentication and delivery of such Additional Notes, directing the Trustee to authenticate the Additional Notes and certifying that the issuance of such Additional Notes is in compliance with Article Ten hereof and that all other conditions precedent to the issuance of Notes contained herein have been fully complied with, and (ii) an Opinion of Counsel which shall state that the form and terms of the Additional Notes have been established in conformity with this Indenture, and that such Additional Notes, when authenticated and delivered by the Trustee and issued by the Company, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, Exhibit 4.1

4892-6655-8685 v.6 insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. Thereafter, the Trustee in accordance with such Company Order shall authenticate and deliver such Additional Notes. Upon receipt of a Company Order, the Trustee shall authenticate for original issue Exchange Notes in an aggregate principal amount not to exceed $77,665,000 plus any increase in the aggregate principal amount of the Notes as a result of any Additional Notes issued; provided that such Exchange Notes shall be issuable only upon the valid surrender for cancellation of Initial Notes and any Additional Notes of a like aggregate principal amount in accordance with an Exchange Offer pursuant to a Registration Rights Agreement and a Company Order for the authentication and delivery of such Exchange Notes and certifying that all conditions precedent to the issuance of such Exchange Notes are complied with. In each case, the Trustee shall receive a Company Order and an Opinion of Counsel of the Company that it may reasonably require in connection with such authentication of the Notes. Such Company Order shall specify the amount of Notes to be authenticated and the date on which the original issue of Notes is to be authenticated. Each Note shall be dated the date of its authentication. No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for in Exhibit 1 to the Appendix, duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. In case the Company, pursuant to Article Eight of this Indenture, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have expressly assumed the obligations of the Company pursuant to Article Eight of this Indenture, any of the Notes authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Notes executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Notes surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Notes as specified in such request for the purpose of such exchange. If Notes shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Notes, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Notes at the time outstanding for Notes authenticated and delivered in such new name. Exhibit 4.1

4892-6655-8685 v.6 ARTICLE THREE THE NOTES Section 301. Title and Terms. The aggregate principal amount of Notes which may be authenticated and issued under this Indenture is not limited; provided, however that any Additional Notes issued under this Indenture rank pari passu with the Initial Notes, are issued in accordance with Section 202 and Section 312 hereof, form a single class with the Initial Notes and shall have the same terms as to status, redemption or otherwise as the Initial Notes. The Notes shall be known and designated as the “10.00% Senior Notes due 2029” of the Company. The Stated Maturity of the Notes shall be September 30, 2029, and the Notes shall bear interest at the rate set forth below from September 30, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable on March 30, 2025 and semi-annually thereafter on March 30 and September 30 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for and to the Person in whose name the Note (or any Predecessor Note) is registered at the close of business on the March 15 and September 15 immediately preceding such Interest Payment Date (each, a “Regular Record Date”). The principal of (and premium, if any), Additional Interest, if any, and interest on the Notes shall be payable at the office or agency of the Company maintained for such purpose or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their respective addresses set forth in the Note Register or, if in accordance with arrangements satisfactory to the Trustee and the Company, at the option of the Holder, by wire transfer of immediately available funds to the account designated in writing the Holder; provided that all payments of principal, premium, if any, and interest and Additional Interest, if any, with respect to Notes represented by one or more permanent Global Notes registered in the name of or held by the Depository or its nominee shall be made by wire transfer of immediately available funds to the accounts specified by the Holder or Holders thereof, and all payments of principal, premium, if any, and interest and Additional Interest, if any, with respect to one or more Certificated Notes at Stated Maturity shall be made against presentation of such Certificated Note at the office or agency of the Company maintained for such purpose. Section 302. Denominations. The Notes shall be issuable only in registered form without coupons and only in a minimum denomination of $2,000 and denominations that are any integral multiple of $1,000 in excess thereof. Section 303. Temporary Notes. Pending the preparation of definitive Notes, the Company may execute, and upon receipt of a Company Order, the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officer executing such Notes may determine, as conclusively evidenced by their execution of such Notes. Exhibit 4.1

4892-6655-8685 v.6 If temporary Notes are issued, the Company shall cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute and upon receipt of a Company Order the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes. Section 304. Note Registrar; Paying Agent; Registration of Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Note Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Note Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as note registrar (the “Note Registrar”) for the purpose of registering Notes and transfers of Notes as herein provided. The Trustee is hereby initially appointed to act as the Paying Agent and to act as custodian with respect to the Global Notes. Upon surrender for registration of transfer of any Note at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations of a like aggregate principal amount. At the option of the Holder, Notes may be exchanged for other Notes of any authorized denomination and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and upon receipt of a Company Order the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive; provided that no exchange of Notes for Exchange Notes shall occur until an Exchange Offer Registration Statement shall have been declared effective by the SEC, the Trustee shall have received an Officer’s Certificate confirming that the Exchange Offer Registration Statement has been declared effective by the SEC and the Initial Notes to be exchanged for the Exchange Notes shall be cancelled by the Trustee. All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Note Registrar) be duly endorsed, or be accompanied by written instruments of transfer, in form satisfactory to the Company and the Note Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. The Trustee may rely Exhibit 4.1

4892-6655-8685 v.6 on the information provided to it and shall have no responsibility to verify or ensure the accuracy of such information. No service charge shall be made for any registration of transfer or exchange or redemption of Notes, but the Company may require payment of a sum sufficient to cover any taxes, fees or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 202, Section 303 or Section 906 not involving any transfer. Section 305. Mutilated, Destroyed, Lost and Stolen Notes. If (1) any mutilated Note is surrendered to the Trustee, or (2) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company and the Trustee such security or indemnity as may be required to protect the Company, the Trustee, any agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a Protected Purchaser (as defined in Section 8-303 of the Uniform Commercial Code) (a “Protected Purchaser”), the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding. In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note. Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in replacing a Note. Every new Note issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes. Section 306. Payment of Interest; Interest Rights Preserved. a) Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that, subject to Section 301 hereof, each installment of interest may at the Company’s option be paid by (1) mailing a check for such interest, payable to or upon Exhibit 4.1

4892-6655-8685 v.6 the written order of the Person entitled thereto pursuant to Section 307, to the address of such Person as it appears in the Note Register or (2) transfer to an account located in the United States maintained by the payee. b) Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Notes (such defaulted interest and interest thereon herein collectively called “Defaulted Interest”) may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below: (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Company shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Company shall promptly notify the Trustee of such Special Record Date, and cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 107, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee. c) Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note. Exhibit 4.1

4892-6655-8685 v.6 Section 307. Persons Deemed Owners. Prior to the due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 304 and Section 306) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary. Section 308. Cancellation. All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures (subject to the record retention requirements of the Exchange Act). Evidence of the cancellation of such Notes shall be delivered to the Company by the Trustee upon the Company’s request. The Trustee shall maintain a record of all cancelled Notes. The Trustee shall provide the Company a list of all Notes that have been cancelled from time to time as requested by the Company. Section 309. Computation of Interest. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. Section 310. Transfer and Exchange. The Notes shall be issued in registered form and shall be transferable only upon the surrender of a Note for registration of transfer. When a Note is presented to the Note Registrar or a co-registrar with a request to register a transfer, the Note Registrar shall register the transfer as requested if the requirements of this Indenture and Section 8-401(a) of the Uniform Commercial Code are met. When Notes are presented to the Note Registrar or a co-registrar with a request to exchange them for an equal principal amount of Notes of other denominations, the Note Registrar shall make the exchange as requested if the same requirements are met. The Company shall not be required, and without the prior written consent of the Company, the Note Registrar shall not be required, to register the transfer of or exchange of any Note (i) during a period beginning at the opening of business 15 days before provision of a notice of redemption of Notes and ending at the close of business on the day of such provision, (ii) selected for redemption in whole or in part and (iii) beginning at the opening of business on any record date and ending on the close of business on the related Interest Payment Date. Neither the Note Registrar nor the Trustee shall have the obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Exhibit 4.1

4892-6655-8685 v.6 Indenture or under applicable law with respect to any transfer of any interest in any Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. Section 311. CUSIP Numbers. The Company in issuing the Notes may use “CUSIP” numbers, ISINs and “Common Code” numbers (in each case, if then generally in use) in addition to serial numbers, and, if so, the Trustee shall use such “CUSIP” numbers, ISINs and “Common Code” numbers in addition to serial numbers in notices of redemption, repurchase or other notices to Holders as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such “CUSIP” numbers, ISINs and “Common Code” numbers either as printed on the Notes or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Notes, and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in the “CUSIP” numbers, ISINs and “Common Code” numbers applicable to the Notes. Section 312. Issuance of Additional Notes. From time to time the Company may, without notice to or the consent of the Holders of the Notes, create and issue additional Notes having identical terms and conditions to the Initial Notes issued on the Issue Date (other than the Issue Date, the issue price or the first payment of interest following the issue date of such additional Notes) (the “Additional Notes”). Such Additional Notes and Exchange Notes issued for any Additional Notes subsequently issued may be consolidated and form a single series with, and will have similar terms as to ranking, redemption, waivers, amendments or otherwise as the Initial Notes issued on the Issue Date and Exchange Notes issued in exchange for Initial Notes issued on the Issue Date, and will vote together as one class on all matters with respect to the Initial Notes issued on the Issue Date and Exchange Notes issued in exchange for Initial Notes issued on the Issue Date, provided that such Additional Notes either shall be fungible with the Initial Notes for U.S. Federal income tax purposes or shall be issued under a different CUSIP or other identification number. Notwithstanding anything else herein, with respect to any Additional Notes issued subsequent to the date of this Indenture, when the context requires, (1) all references in the Appendix and elsewhere in this Indenture to a Registration Rights Agreement shall be to the Registration Rights Agreement, if any, entered into with respect to such Additional Notes, (2) any references in this Indenture to the Exchange Offer, registration statement, Additional Interest, Purchasers, and any other term related thereto shall be to such terms as they are defined in such Registration Rights Agreement, if any, entered into with respect to such Additional Notes, (3) all time periods described in the Notes with respect to the registration of such Additional Notes shall be as provided in such Registration Rights Agreement, if any, entered into with respect to such Additional Notes, (4) any Additional Interest, if set forth in such Registration Rights Agreement, may be paid to the holders of the Additional Notes immediately prior to the making or the consummation of the Exchange Offer regardless of any other provisions regarding record dates herein and (5) all provisions of this Indenture shall be construed and interpreted to permit the issuance of such Additional Notes and to allow such Exhibit 4.1

4892-6655-8685 v.6 Additional Notes to become fungible and interchangeable with the Initial Notes originally issued under this Indenture (and Exchange Notes issued in exchange therefor). ARTICLE FOUR SATISFACTION AND DISCHARGE Section 401. Satisfaction and Discharge of Indenture. Upon the direction of the Company by a Company Order, this Indenture shall cease to be of further effect with respect to all Notes specified in such Company Order, and the Trustee, on receipt of a Company Order, at the expense of the Company, shall execute such instruments reasonably requested by the Company acknowledging satisfaction and discharge of this Indenture as to such Notes, when (1) either (a) all such Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 305 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or (b) all such Notes not theretofore delivered to the Trustee for cancellation, (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, or (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds for such purpose, money in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, including the principal of, any premium and interest on, to the date of such deposit (in the case of Notes which have become due and payable) or to the Maturity thereof, as the case may be; (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such Outstanding Notes; and Exhibit 4.1

4892-6655-8685 v.6 (3) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such Notes have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive such satisfaction and discharge. In addition, nothing in this Section 401 shall be deemed to discharge the obligations of the Company to the Trustee under Section 607 and the obligations of the Company to any Authenticating Agent under Section 613 that, by their terms, survive the satisfaction and discharge of this Indenture. Section 402. Application of Trust Money. Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium and Additional Interest, if any) and interest for whose payment such money or Government Securities has been deposited with the Trustee, but such money or Government Securities need not be segregated from other funds except to the extent required by law. If the Trustee or Paying Agent is unable to apply any money in accordance with Section 401 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company’s obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 401; provided that if the Company has made any payment of principal of, premium, if any, or interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent. ARTICLE FIVE REMEDIES Section 501. Events of Default. “Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body): (1) default in the payment of any principal of, or premium, if any, on the Notes issued under this Indenture when due; Exhibit 4.1

4892-6655-8685 v.6 (2) default in the payment of any interest (including Additional Interest) on any Note when such interest or such Additional Interest, as the case may be, becomes due and payable, and continuance of such default for a period of 30 days; (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or any Note (other than a covenant or warranty for which the consequences of breach or nonperformance are addressed elsewhere in this Section 501), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail or nationally recognized overnight delivery service, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; (4) default under any bond, note, debenture or other evidence of indebtedness for borrowed money of or guaranteed by the Company or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for borrowed money of or guaranteed by the Company that results in the acceleration of such indebtedness for borrowed money in an aggregate principal amount exceeding $25,000,000 or which constitutes a failure to pay when due (after expiration of any applicable grace period) such indebtedness for borrowed money in an aggregate principal amount exceeding $25,000,000, but only if such indebtedness for borrowed money is not discharged or such acceleration is not rescinded or annulled within 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Notes; (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, conservator, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company, and the continuance of any such decree or order for relief unstayed and in effect for a period of 60 consecutive days; or (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, conservator, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of the property of the Company, or the making by the Exhibit 4.1

4892-6655-8685 v.6 Company of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action. Section 502. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to the Notes occurs and is continuing (other than an Event of Default specified in Section 501(5) or (6)), then either the Trustee or the Holders of not less than 25% of the aggregate principal amount of the Outstanding Notes may declare the principal of all the Notes, and accrued and unpaid interest, if any, thereon to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal and such accrued and unpaid interest shall become immediately due and payable. If an Event of Default under Section 501(5) or (6) with respect to the Company occurs and is continuing, then the principal of all the Notes, and accrued and unpaid interest, if any, thereon shall be automatically due and payable. At any time after the Notes have been accelerated and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if: (1) the Company has paid or deposited with the Trustee a sum of money sufficient to pay (a) all overdue installments of any interest on any Notes which have become due otherwise than by such declaration of acceleration, (b) the principal of and any premium on any Notes which have become due otherwise than by such declaration of acceleration and, to the extent permitted by applicable law, interest thereon at the rate or respective rates, as the case may be, provided for in or with respect to such Notes, or, if no such rate or rates are so provided, at the rate or respective rates, as the case may be, of interest borne by such Notes, (c) to the extent permitted by applicable law, interest upon installments of any interest, if any, which have become due otherwise than by such declaration of acceleration at the rate or respective rates, as the case may be, provided for in or with respect to such Notes, or, if no such rate or rates are so provided, at the rate or respective rates, as the case may be, of interest borne by such Notes, and (d) all sums paid or advanced by the Trustee hereunder and the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607; and (2) all Events of Default, other than the non-payment of the principal of, any premium and interest on, Notes which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 513. Exhibit 4.1

4892-6655-8685 v.6 No such rescission shall affect any subsequent default or impair any right consequent thereon. Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee. If an Event of Default specified in Section 501(1) or (2) occurs and is continuing, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums due hereunder pursuant to this Article Five and unpaid, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. The Trustee may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated. If an Event of Default specified in Section 501(1) or (2) occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture by the judicial proceedings discussed above as the Trustee shall deem necessary to protect and enforce any such rights. Section 504. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor, upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and (2) to collect, receive and distribute any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, Exhibit 4.1

4892-6655-8685 v.6 adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding. Section 505. Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered. Section 506. Application of Money Collected. Any money or property collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid: FIRST: To the payment of all amounts due the Trustee under Section 607; SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium, if any) and interest, respectively; and THIRD: The balance, if any, to the Company or as a court of competent jurisdiction may direct in writing; provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture. The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 506. Section 507. Limitation on Suits. Subject to Section 508, no Holder of any Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Notes, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless: (1) such Holder has previously given the Trustee written notice that an Event of Default is continuing; (2) Holders of at least 25% in principal amount of the Outstanding Notes have made written request to the Trustee to pursue the remedy; (3) the Trustee has not complied with such request within 60 days after the receipt thereof and the offer of security or indemnity; and Exhibit 4.1

4892-6655-8685 v.6 (4) Holders of a majority in principal amount of the Outstanding Notes have not given the Trustee a direction inconsistent with such request within such 60-day period, it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders (it being further understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders). Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the contractual right, which is absolute and unconditional, to institute suit for the enforcement of any payment of the principal of (and premium, if any) and interest (including Additional Interest) on, the Notes on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) on or after such respective dates, and such rights shall not be changed without the consent of such Holder. Section 509. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, any other obligor of the Notes, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted. Section 510. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 305, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Section 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be. Section 512. Control by Holders. The Holders of not less than a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of Exhibit 4.1

4892-6655-8685 v.6 conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that: (1) such direction shall not be in conflict with any rule of law or with this Indenture, (2) subject to Section 315 of the Trust Indenture Act, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and (3) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders not consenting. Section 513. Waiver of Default. Subject to Section 508 and Section 902, the Holders of not less than a majority in principal amount of the Outstanding Notes by written notice to the Trustee may on behalf of the Holders of all such Notes waive any Default hereunder and its consequences, except a continuing Default or Event of Default (1) in respect of the payment of interest on, premium, if any, or the principal of any such Note held by a non-consenting Holder, or (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon. Section 514. Waiver of Stay or Extension Laws. Each of the Company and any other obligor on the Notes covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force that would prohibit or forgive the Company from paying any portion of the principal of, and premium, if any, and interest on the Notes. Section 515. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 515 does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 508 hereof, or a suit by Holders of more than 10% in principal amount of the then Outstanding Notes. ARTICLE SIX THE TRUSTEE Section 601. Duties of the Trustee. a) Except during the continuance of an Event of Default, Exhibit 4.1

4892-6655-8685 v.6 (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions specifically required by any provision hereof to be provided to it, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but not to verify the contents thereof including, but not limited to, the accuracy of mathematical calculations. b) If an Event of Default has occurred and is continuing of which a Responsible Officer of the Trustee has actual knowledge or of which written notice entitled a “Notice of Default” in accordance with Section 106 of such Event of Default or failure to make such payment shall have been given to the Trustee and a Responsible Officer of the Trustee by the Company, any other obligor of the Notes or by any Holder, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs. The Trustee shall not be deemed to have knowledge of, or be required to act (including the sending of any notice) based on, any event unless a Responsible Officer of the Trustee receives written notice of such an event or has obtained actual knowledge of such an event. c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that (1) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section; (2) the Trustee shall not be liable for any action taken or errors of judgment made in good faith by it or any of its officers, employees and agents unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts or in appointing such agent; (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have Exhibit 4.1

4892-6655-8685 v.6 reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; (5) the permissive right of the Trustee to take any action enumerated in this Indenture shall not be construed as a duty; and (6) under no circumstances shall the Trustee be liable in its individual capacity for the obligations evidenced by the Notes. d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section. Section 602. Notice of Defaults. If a Default or Event of Default occurs and is continuing and if it is actually known to a Responsible Officer of the Trustee, the Trustee shall transmit, in the manner and to the extent provided in TIA Section 313(c), notice of such Default or Event of Default within 90 days after it occurs unless such Default or Event of Default shall have been cured or waived. Except in the case of a Default or Event of Default in the payment of the principal of (or premium, if any, on) or interest on any Note, the Trustee shall be protected in withholding such notice if it determines that the withholding of such notice is in the interest of the Holders. In addition, the Trustee shall have no obligation to accelerate the Notes if in the best judgment of the Trustee acceleration is not in the best interest of the Holders of such Notes. Section 603. Certain Rights of Trustee. Subject to the provisions of TIA Sections 315(a) through 315(d): (1) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in original, facsimile or .pdf form) believed by it to be genuine and to have been signed or presented by the proper party or parties; (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution; (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer’s Certificate and an Opinion of Counsel; (4) the Trustee may consult with counsel and other professionals of its own selection and the advice and opinion of such counsel and other professionals shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel; Exhibit 4.1

4892-6655-8685 v.6 (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses, losses and liabilities which might be incurred by it in compliance with such request or direction; (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability of any kind by reason of such inquiry or investigation; (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder (it being understood that the Depository shall not be deemed to be an agent of the Trustee and the Trustee shall not be responsible for any act or omission by any Depository); (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; (9) the rights, privileges, protections, immunities and benefits given to the Trustee pursuant to this Indenture, including its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; (10) in no event shall the Trustee be responsible or liable for special, indirect, punitive, incidental or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; (11) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder; (12) the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture; (13) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references this Indenture and the Notes; Exhibit 4.1

4892-6655-8685 v.6 (14) The Trustee shall have the right to decline to take any action if the Trustee, being advised by counsel, determines that such action may not lawfully be taken; and (15) The Trustee shall have no responsibility or liability for the acts or omissions of any other party, including the Paying Agent, Authenticating Agent or Depository (provided, however, that this protection shall not limit the responsibility or liability of Wilmington Trust, National Association, in its capacity as Paying Agent or authenticating agent). Section 604. Trustee Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except for the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company, if applicable, are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof. Section 605. May Hold Notes; Conflicting Interests. The Trustee, any Paying Agent, any Note Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Paying Agent, Note Registrar or such other agent; provided, however, that, if it acquires any conflicting interest, it must eliminate such conflict within 90 days, apply to the SEC for permission to continue or resign. To the extent permitted by the TIA, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture, a trustee under the Indenture for Subordinated Debt Securities, dated August 5, 2014, with respect to the securities issued thereunder, or a trustee under any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding if the requirements set forth in the TIA are met. Section 606. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company. Section 607. Compensation and Reimbursement. The Company agrees: (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder and under the Notes (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such Exhibit 4.1

4892-6655-8685 v.6 expense, disbursement or advance as shall be determined to have been caused by its own gross negligence or willful misconduct; and (3) to indemnify the Trustee and any predecessor Trustee and their officers, employees and respective agents for, and to hold each of them harmless against, any and all actions, suits, losses, liabilities, claims, damages or reasonable out-of-pocket expenses, including but not limited to attorney’s fees, costs of collection, costs of preparing reports, certificates and other documents and taxes (other than the taxes based on the income of the Trustee), incurred without gross negligence or willful misconduct on its part as finally adjudicated by a court of competent jurisdiction, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim regardless of whether the claim is asserted by the Company, a Holder or any other Person or liability in connection with the exercise or performance of any of its powers or duties hereunder or in connection with enforcing the provisions of this Section. The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for reasonable out-of-pocket expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture and resignation or removal of the Trustee. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Notes. When the Trustee incurs fees or expenses or renders services in connection with an Event of Default specified in Section 501(5) or (6), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable Bankruptcy Law. The provisions of this Section shall survive the termination or discharge of this Indenture or the Notes and the resignation or removal of the Trustee. Section 608. Corporate Trustee Required; Eligibility. There shall be at all times a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six. Section 609. Resignation and Removal; Appointment of Successor. a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Six shall become effective until the acceptance Exhibit 4.1

4892-6655-8685 v.6 of appointment by the successor Trustee in accordance with the applicable requirements of Section 610. b) The Trustee may resign at any time by giving written notice thereof within 30 days of such resignation to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument executed by authority of the Board of Directors, a copy of which shall be delivered to the resigning Trustee and a copy to the successor Trustee. If the instrument of acceptance by a successor Trustee required by Section 610 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee. c) The Trustee may be removed with 30 days’ notice at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Notes, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 610 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee. d) The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met. e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders in the manner provided for in Section 107. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. Section 610. Acceptance of Appointment by Successor. Exhibit 4.1

4892-6655-8685 v.6 a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts. b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Six. Section 611. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder (provided that such corporation shall be otherwise qualified and eligible under this Article Six) without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. In case at that time any of the Notes shall not have been authenticated, any successor Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation. Section 612. Appointment of Co-Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the trust created under this Indenture may at the time be located, the Trustee shall have the power and may execute and deliver all instruments necessary to appoint one or more Persons to act as a co-trustee or co- trustees, or separate trustee or separate trustees, of all or any part of such trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Holders, such title to the trust, or any part hereof, and subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Exhibit 4.1

4892-6655-8685 v.6 Section 608 and no notice to Holders of the appointment of any co-trustee or separate trustee shall be required under Section 609 hereof. (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions: (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the trust created by this Indenture or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee; (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee. (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection or rights (including the rights to compensation, reimbursement and indemnification hereunder) to, the Trustee. Every such instrument shall be filed with the Trustee. (d) Any separate trustee or co-trustee may at any time constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Section 613. Appointment of Authenticating Agent. At any time when any of the Notes remain Outstanding, the Trustee may appoint an authenticating agent or agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes (an “Authenticating Agent”) and the Trustee shall give written notice of such appointment to all Holders of Notes with respect to which such Authenticating Agent shall serve, in the manner provided for in Section 107. Notes so authenticated shall be entitled to the benefits of this Exhibit 4.1

4892-6655-8685 v.6 Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, and a copy of such instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section. Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent (provided that such corporation shall be otherwise eligible under this Section) without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent. An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give written notice of such appointment to all Holders of Notes, in the manner provided for in Section 107. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section. The Company agrees to pay to each Authenticating Agent from time to time such compensation for its services under this Section as shall be agreed in writing between the Company and such Authenticating Agent. If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form: Exhibit 4.1

4892-6655-8685 v.6 This is one of the Notes designated therein referred to in the within-mentioned Indenture. [ ] as Authenticating Agent By: as Authorized Signatory Dated: ARTICLE SEVEN HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY Section 701. Holder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with Trust Indenture Act Section 312(a). If the Trustee is not the Note Registrar, the Company shall furnish to the Trustee at least two Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes, upon which the Trustee may conclusively rely, and the Company shall otherwise comply with Trust Indenture Act Section 312(a). Section 702. Disclosure of Names and Addresses of Holders. Every Holder, by receiving and holding Notes, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b). Section 703. Reports by Trustee. Within 60 days after September 1 of each year commencing with September 1, 2025, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders (with a copy to the Company at the address specified in Section 106), in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such September 1 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b). The Trustee shall also transmit by mail all reports as required by the TIA Section 313(c). ARTICLE EIGHT MERGER, CONSOLIDATION OR SALE OF ALL OR SUBSTANTIALLY ALL ASSETS Section 801. Company May Consolidate, Etc., Only on Certain Terms. Exhibit 4.1

4892-6655-8685 v.6 The Company shall not, in any transaction or series of related transactions, consolidate with or merge into any Person or sell, assign, transfer, lease or otherwise convey all or substantially all its properties and assets to any Person, unless: a) either (A) the Company shall be the continuing Person (in the case of a merger), or (B) the successor Person (if other than the Company) formed by such consolidation or into which the Company is merged or which acquires by sale, assignment, transfer, lease or other conveyance all or substantially all the properties and assets of the Company shall be a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of, any premium and interest on, all the Outstanding Notes and the due and punctual performance and observance of every obligation in this Indenture and the Outstanding Notes to be observed or performed by the Company; b) immediately after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing; and c) the Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease or other conveyance and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with. Section 802. Successor Substituted. Upon any consolidation by the Company with or merger of the Company into any other Person or any sale, assignment, transfer, lease or conveyance of all or substantially all of the properties and assets of the Company to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, assignment, transfer, lease or other conveyance is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and thereafter, except in the case of a lease, the predecessor Person shall be released from all obligations and covenants under this Indenture and the Notes. ARTICLE NINE AMENDMENT, SUPPLEMENT AND WAIVER Section 901. Amendments or Supplements Without Consent of Holders. Notwithstanding Section 902 hereof, without the consent of any Holder, the Company and the Trustee, at any time and from time to time, may amend or supplement this Indenture or the Notes, in form satisfactory to the Trustee, for any of the following purposes: Exhibit 4.1

4892-6655-8685 v.6 a) to provide for the assumption of the Company’s obligations under this Indenture and the Notes by a successor Person in the case of a merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company; b) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company; c) to evidence and provide for the acceptance and appointment under this Indenture of a successor Trustee pursuant to the requirements of Section 609 and Section 610 hereof; d) to cure any ambiguity or to correct or supplement any provision herein which may be defective or which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not materially adversely affect the interests of the Holders of Notes then Outstanding as determined by the Company; e) to add any additional Events of Default with respect to Notes for the benefit of the Holders of the Notes; f) to provide for the issuance of Additional Notes in accordance with the limitations set forth in this Indenture; g) to secure the Notes or to provide a guarantee of the Notes; h) to amend or supplement any provision contained herein or in any supplemental indenture or in any Notes, provided that such amendment or supplement does not apply to any Outstanding Note issued prior to the date of such amendment or supplemental indenture and entitled to the benefits of such provision; or i) to qualify this Indenture under the Trust Indenture Act or, prior to the qualification of this Indenture under the Trust Indenture Act, to amend or supplement any provision contained in this Indenture in order to effectuate the intent and purposes of the second proviso of the first sentence of Section 108. Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such amended or supplemental indenture, and upon receipt by the Trustee of the documents described in Section 903 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise. Section 902. Amendments or Supplements with Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes (including without limitation, consents obtained in connection with a purchase of, or tender offer for, the Notes), by Act of said Holders delivered to the Company and the Trustee, the Company (when authorized by or pursuant to a Board Resolution), and the Trustee may enter into an Exhibit 4.1

4892-6655-8685 v.6 indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of the Notes or of modifying in any manner the rights of the Holders of such Notes under this Indenture; provided, that no such supplemental indenture, without the consent of the Holder of each Outstanding Note affected thereby, shall a) change the Stated Maturity of the principal of, or premium, if any, or any installment of interest, if any, on any Note, or reduce the principal amount thereof or the rate (or modify the calculation of such rate) of interest thereon or any premium payable upon the redemption thereof or otherwise, or change the Place of Payment where or the currency in which the principal of, any premium or interest on, any Note is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the date for repayment), or b) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or c) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby. It shall not be necessary for any Act of Holders of Notes under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. Section 903. Execution of Amendments, Supplements or Waivers. The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article Nine if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee, and if such amendment, supplement or waiver adversely affects such rights, duties, liabilities or immunities, the Trustee may but need not sign it. The Company may not sign an amendment, supplement or waiver that requires consent of Holders until the Board of Directors approves it. In executing any amendment, supplement or waiver, the Trustee shall receive and (subject to Section 601 hereof) shall be fully protected in conclusively relying upon, in addition to the documents required by Section 103 hereof, an Officer’s Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture and that such amendment, supplement or waiver is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to customary exceptions, and complies with the provisions hereof (including Section 905). Exhibit 4.1

4892-6655-8685 v.6 Section 904. Effect of Amendments, Supplements or Waivers. Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such amendment, supplement or waiver shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Section 905. Compliance with Trust Indenture Act. Every amendment or supplement to this Indenture or the Notes shall be set forth in an amended or supplemental indenture that complies with the Trust Indenture Act as then in effect. Section 906. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes. Section 907. Notice of Supplemental Indentures. Promptly after the execution by the Company and the Trustee of any supplemental indenture, the Company shall give notice thereof to the Holders, in the manner provided for in Section 107, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice to the Holders, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture. ARTICLE TEN COVENANTS Section 1001. Payment of Principal, Premium, if Any, and Interest. The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company, holds as of 10:00 a.m. (Eastern Time) on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. The Company shall pay Additional Interest, if any, on the dates of its choosing in the amounts and in the manner set forth in the applicable Registration Rights Agreement and in the Notes. The Company shall pay interest on overdue principal at the rate equal to the then applicable interest rate on the Notes, and it shall pay interest on overdue installments of interest at the same rate, in any case to the extent lawful. If the Company shall be obligated to pay Additional Interest to the Holders of the Notes pursuant to any Registration Rights Agreement, the Company shall use commercially reasonable efforts to, no less than two (2) Business Days prior to the date on which such Additional Interest is to be paid, provide written notice to the Trustee and the Paying Agent (if other than the Exhibit 4.1

4892-6655-8685 v.6 Trustee) of the amount of such Additional Interest due and the date on which such Additional Interest shall be paid to the Holders. Section 1002. Maintenance of Office or Agency. The Company shall maintain an office or agency in the United States where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company shall give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands; provided that the Corporate Trust Office of the Trustee shall not be an office or agency of the Company for the purpose of service of legal process against the Company. The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation. The Company shall give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency. Section 1003. Paying Agent to Hold Money in Trust. If the Company shall at any time act as its own Paying Agent, it shall, on or before each due date of the principal of (or premium, if any) or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal of (or premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act. Whenever the Company shall have one or more Paying Agents for the Notes, it shall, on or before each due date of the principal of (or premium, if any) or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee in writing of such action or any failure so to act. The Company shall cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall: (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; Exhibit 4.1

4892-6655-8685 v.6 (2) give the Trustee written notice of any Default by the Company (or any other obligor upon the Notes) in the making of any payment of principal (and premium, if any) or interest; and (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent. The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums. Subject to applicable laws relating to abandoned property, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on any Note and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as Trustee thereof, shall thereupon cease. Section 1004. Corporate Existence. Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence in accordance with the organizational documents (as the same may be amended from time to time) of the Company. Section 1005. Payment of Taxes and Other Claims. The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all material taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment or charge whose amount, applicability or validity is being contested in good faith by appropriate proceedings or negotiations or where the failure to effect such payment is not adverse in any material respect to the Holders of the Notes. Notwithstanding anything to the contrary contained in this Indenture, the Company may, to the extent required to do so by law, deduct or withhold income or other similar taxes imposed by the United States from principal or interest payments under this Indenture. Section 1006. Statement by Officers as to Default. a) The Company shall deliver to the Trustee within 120 days after the end of each fiscal year (which as of the date hereof, ends on December 31), an Officer’s Certificate from the principal executive officer, principal financial officer or principal accounting officer stating that a review of the activities of the Company during the Exhibit 4.1

4892-6655-8685 v.6 preceding fiscal year has been made under the supervision of the signing Officer with a view to determining whether it has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such Officer signing such certificate, that, to the best of his or her knowledge, the Company during such preceding fiscal year has kept, observed, performed and fulfilled each and every such covenant contained in this Indenture and no Default occurred during such year and at the date of such certificate there is no Default which has occurred and is continuing or, if such signers do know of such Default that is continuing, the certificate shall specify such Default and that, to the best of his or her knowledge, no event has occurred and remains by reason of which payments on the account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event. The Officer’s Certificate shall also notify the Trustee should the Company elect to change the manner in which it fixes its fiscal year-end. b) When any Default has occurred and is continuing under this Indenture, the Company shall deliver to the Trustee an Officer’s Certificate specifying such event, notice or other action, and any actions that have been taken to cure such Default, within five Business Days of becoming aware of its occurrence. Section 1007. Delivery of Rule 144A Information. So long as any Notes remain Outstanding, if at any time the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will prepare and will furnish to any Holder of Notes, any beneficial owner of an interest in a Global Note and any prospective purchaser or other prospective transferee of Notes designated by a Holder of Notes or a beneficial owner of an interest in a Global Note, promptly upon request and at the expense of the Company, the financial statements and other information specified in Rule 144A(d)(4) (or any successor provision thereto) under the Securities Act, in each case to the extent necessary to permit the resale or other transfer of Notes by such Holder or beneficial owner to be made in compliance with Rule 144A under the Securities Act. Section 1008. Liens. a) As long as any of the Notes remain outstanding, the Company will not, and it will not permit any Subsidiary to, mortgage, pledge or hypothecate or permit to exist any mortgage, pledge or hypothecation or other lien upon any Voting Stock of any Principal Subsidiary Bank to secure any indebtedness for borrowed money without making effective provisions whereby the Notes then outstanding, and, at the Company’s option, any other senior indebtedness ranking equally with the Notes, shall be equally and ratably secured with any and all such indebtedness. b) Notwithstanding the foregoing, this covenant shall not prohibit the mortgage, pledge or hypothecation of, or the establishment of a lien on, any such Voting Stock: (1) to secure indebtedness of the Company or a Subsidiary as part of the purchase price of such Voting Stock, or incurred prior to, at the time of or Exhibit 4.1

4892-6655-8685 v.6 within 180 days after acquisition thereof for the purpose of financing all or any part of the purchase price thereof; (2) by the acquisition by the Company or any Subsidiary of any Voting Stock subject to mortgages, pledges, hypothecations or other liens existing thereon at the time of acquisition (whether or not the obligations secured thereby are assumed by the Company or such Subsidiary); (3) by the assumption by the Company or any Subsidiary of obligations secured by mortgages on, pledges or hypothecations of, or other liens on, any such Voting Stock, existing at the time of the acquisition by the Company or such Subsidiary of such Voting Stock; (4) by the extension, renewal or refunding (or successive extensions, renewals or refundings), in whole or in part, of any mortgage, pledge, hypothecation or other lien referred to in the foregoing clauses (1), (2), and (3); provided, however, that the principal amount of any and all other obligations and indebtedness secured thereby shall not exceed the principal amount so secured at the time of each extension, renewal or refunding, and that such extension, renewal or refunding shall be limited to all or a part of the Voting Stock that was subject to the mortgage, pledge, hypothecation or other lien so extended, renewed or refunded; or (5) to secure loans or other extensions of credit by a subsidiary bank subject to Section 23A of the Federal Reserve Act or any successor or similar federal law or regulations promulgated thereunder; and provided, further, that notwithstanding the foregoing, this covenant shall not restrict: (x) liens for taxes, assessments or other governmental charges or levies which are not yet due or are payable without penalty or of which the amount, applicability or validity is being contested by the Company or a Subsidiary in good faith by appropriate proceedings and the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto to the extent required by generally accepted accounting principles; or (y) the lien of any judgment, if such judgment shall not have remained undischarged, or unstayed on appeal or otherwise, for more than 90 days. c) In case the Company or any Subsidiary shall propose to pledge, mortgage or hypothecate any Voting Stock at any time owned by it to secure any indebtedness, other than as permitted by subsection (b) of this Section, the Company will prior thereto give written notice thereof to the Trustee, and will prior to or simultaneously with such pledge, mortgage or hypothecation, by supplemental indenture delivered to the Trustee, in form reasonably satisfactory to it, effectively secure all the Notes equally and ratably with such indebtedness, by pledge, mortgage or hypothecation of such Voting Stock. Such supplemental indenture shall contain provisions concerning the possession, control, release and substitution of mortgaged and pledged property and securities and other appropriate matters which are required or permitted by the TIA (as in effect at the date of execution of such supplemental indenture) to be included in a secured indenture qualified Exhibit 4.1

4892-6655-8685 v.6 under the TIA, and may also contain such additional and mandatory provisions permitted by the TIA as may be necessary to, or as the Trustee may reasonably request to further secure, such pledge, mortgage or hypothecation. Section 1009. Limitation Upon Disposition of Stock of Principal Subsidiary Bank. As long as any of the Notes shall be outstanding, neither the Company nor any Subsidiary shall sell or otherwise dispose of any Voting Stock (or securities convertible into, or options, warrants or rights to subscribe for or purchase, such Voting Stock) (other than directors’ qualifying shares) of any Principal Subsidiary Bank, except to the Company or any Intermediate Subsidiary, nor shall the Company or any Intermediate Subsidiary permit any Principal Subsidiary Bank to issue any Voting Stock (or securities convertible into, or options, warrants or rights to subscribe for or purchase, such Voting Stock) (other than directors’ qualifying shares), except to the Company or any Intermediate Subsidiary, and except that the Company or a Subsidiary may make any such sale, assignment, transfer, or grant of a security interest or other disposition (A)(i) for fair market value on the date thereof, as determined by the Board of Directors of the Company (which determination shall be conclusive), and evidenced by a duly adopted resolution thereof, and (ii) in each such case, after giving effect thereto, the Company and any one or more Intermediate Subsidiaries will own at least 80% of the Voting Stock of the Principal Subsidiary Bank then issued and outstanding free and clear of any security interest or (B) in compliance with an order of a court or regulatory authority of competent jurisdiction. Notwithstanding the foregoing, a Principal Subsidiary Bank may be merged into or consolidated with another banking institution organized under the laws of the United States, any state thereof or the District of Columbia, if after giving effect to such merger or consolidation the Company and any one or more Intermediate Subsidiaries own at least 80% of the Voting Stock of such other banking institution and immediately after giving effect thereto and treating any such resulting bank thereafter as a Principal Subsidiary Bank for purposes of this Indenture, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing. The provisions of this Section 1009 shall not prohibit the Company from consolidating with or merging into any other Person or from conveying, transferring or leasing the Company’s properties and assets substantially as an entirety to any Person as otherwise permitted pursuant to Article Eight. ARTICLE ELEVEN REDEMPTION OF NOTES Section 1101. Optional Redemption. The Notes are not subject to redemption at the option of the Company prior to the Stated Maturity. Section 1102. Mandatory Redemption; Open Market Purchases. The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Notes. The Company or its Affiliates may from time to time acquire Notes by means other than a redemption, whether by tender offer, exchange offer, in open market purchases, through negotiated transactions or otherwise, in accordance with applicable securities laws, upon such Exhibit 4.1

4892-6655-8685 v.6 terms and at such prices as the Company or its Affiliates may determine, which may be more or less than the consideration for which the Notes are being sold and may be less than the redemption price then in effect and could be for cash or other consideration. ARTICLE TWELVE LEGAL DEFEASANCE AND COVENANT DEFEASANCE Section 1201. Company’s Option to Effect Legal Defeasance or Covenant Defeasance. The Company may, at its option, and at any time, elect to have either Section 1202 or Section 1203 be applied to all Outstanding Notes upon compliance with the conditions set forth below in this Article Twelve. Section 1202. Legal Defeasance and Discharge. Upon the Company’s exercise of the above option applicable to this Section 1202 with respect to any Notes, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Notes on the date the conditions set forth in Section 1204 are satisfied (hereinafter, “Legal Defeasance”). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Notes, which shall thereafter be deemed to be “Outstanding” only for the purposes of Section 1205 and the other Sections of this Indenture referred to in clauses (i) through (iv) of this paragraph, and to have satisfied all of its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall execute such instruments reasonably requested by the Company acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Notes to receive, solely from the trust fund described in Section 1204 and as more fully set forth in this Article Twelve, payments in respect of the principal of (and premium, if any) and interest, if any, on such Notes when such payments are due, (ii) the obligations of the Company and the Trustee with respect to such Notes under Section 304, Section 305, Section 310, Section 1002 and Section 1003, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Article Twelve. The Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203 with respect to such Notes. Section 1203. Covenant Defeasance. Upon the Company’s exercise of the above option applicable to this Section 1203 with respect to any Notes, the Company shall be released from its obligations under Section 801, Section 1004, Section 1005, Section 1006, Section 1008, Section 1009 and any covenants provided pursuant to Section 901(b), with respect to such Outstanding Notes on and after the date the conditions set forth in Section 1204 are satisfied (hereinafter, “Covenant Defeasance”), and such Notes shall thereafter be deemed to be not “Outstanding” for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant, but shall continue to be deemed “Outstanding” for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to such Outstanding Notes, the Company may omit to comply with, and shall have no liability in respect of, any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference Exhibit 4.1

4892-6655-8685 v.6 in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(3) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. Section 1204. Conditions to Legal Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 1202 or Section 1203 to the Outstanding Notes: (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (1) an amount in U.S. Dollars, or (2) Government Securities applicable to such Notes which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Notes, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally-recognized firm of independent public accountants, investment bank, or appraisal firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (y) the principal of (and premium, if any) and interest, if any, on such Outstanding Notes on the Stated Maturity of such principal or installment of principal or interest or the applicable Redemption Date, as the case may be, and (z) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Notes on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Notes. (2) Such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound. (3) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Notes shall have occurred and be continuing on the date of such deposit, and, solely in the case of Legal Defeasance under Section 1202, no Event of Default with respect to such Notes under clause (5) or (6) of Section 501 or event which with notice or lapse of time or both would become an Event of Default with respect to such Notes under clause (5) or (6) of Section 501 shall have occurred and be continuing at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition to Legal Defeasance under Section 1202 shall not be deemed satisfied until the expiration of such period). (4) In the case of Legal Defeasance pursuant to Section 1202, the Company shall have delivered to the Trustee an opinion of independent counsel, appointed by the Company at its expense, stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change Exhibit 4.1

4892-6655-8685 v.6 in applicable federal income tax law, in either case to the effect that, and based thereon such opinion of independent counsel shall confirm that, the Holders and beneficial owners of such Outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred; or, in the case of Covenant Defeasance pursuant to Section 1203, the Company shall have delivered to the Trustee an opinion of independent counsel to the effect that the Holders and beneficial owners of such Outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred. (5) The Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent to the Legal Defeasance or Covenant Defeasance, as the case may be, under this Indenture have been complied with. (6) If the monies or Government Securities or combination thereof, as the case may be, deposited under clause (a) above are sufficient to pay the principal of, and premium, if any, and interest, if any, on such Notes provided such Notes are redeemed on a particular Redemption Date, the Company shall have given the Trustee irrevocable instructions to redeem such Notes on such date and to provide notice of such redemption to Holders as provided in or pursuant to this Indenture. Section 1205. Deposited Money and Government Securities to Be Held in Trust; Other Miscellaneous Provisions. All cash and Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1205, the “Qualifying Trustee”) pursuant to Section 1204 in respect of the Outstanding Notes shall be held in trust and applied by the Qualifying Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or a Subsidiary acting as its own Paying Agent) as the Qualifying Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money or Government Securities need not be segregated from other funds except to the extent required by law. The Company shall pay and indemnify the Qualifying Trustee against any tax, fee or other charge imposed on or assessed against the Government Securities deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Notes. Anything in this Article Thirteen to the contrary notwithstanding, the Qualifying Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Securities held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants, expressed in a written certification thereof delivered to the Qualifying Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance, as applicable, in accordance with this Article Thirteen. Exhibit 4.1

4892-6655-8685 v.6 Section 1206. Reinstatement. If the Trustee or any Paying Agent is unable to apply any money or Government Securities in accordance with Section 1205 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s obligations under this Indenture and the Outstanding Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 1202 or Section 1203, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money or Government Securities in accordance with Section 1205; provided, however, that (a) if the Company makes any payment of principal of (or premium, if any) or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or Government Securities held by the Trustee or Paying Agent; and (b) unless otherwise required by any legal proceeding or any other order or judgment of any court or governmental authority, the Trustee or Paying Agent (if other than the Company) shall return all such money and Government Securities to the Company promptly after receiving a written request therefor at any time, if such reinstatement of the Company’s obligations has occurred and continues to be in effect. Section 1207. Repayment to Company. Subject to any laws relating to abandoned property, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium and Additional Interest, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium and Additional Interest, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease. ARTICLE THIRTEEN RESERVED Exhibit 4.1

4892-6655-8685 v.6 IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written. EAGLE BANCORP, INC. By: /s/ Susan G. Riel Name: Susan G. Riel Title: Chief Executive Officer By: /s/ Eric R. Newell Name: Eric R. Newell Title: Chief Financial Officer Exhibit 4.1

4892-6655-8685 v.6 WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee By: /s/ Iris Munoz Name: Iris Munoz Title: Assistant Vice President Exhibit 4.1

4892-6655-8685 v.6 Appendix A PROVISIONS RELATING TO INITIAL NOTES AND EXCHANGE NOTES 1. Definitions 1.1 Definitions. For the purposes of this Appendix the following terms shall have the meanings indicated below: “Accredited Investor” means an “accredited investor” as defined in Rule 501(a) under the Securities Act. “Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depository for such Global Note, Euroclear or Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time. “Certificated Note” means a certificated Initial Note or Exchange Note (other than a Global Note) bearing, if required, the appropriate restricted notes legend set forth in Section 2.3(d) of this Appendix. “Clearstream” means Clearstream Banking, Société Anonyme, or any successor securities clearing agency. “Depository” means The Depository Trust Company, its nominees and their respective successors. “Exchange Notes” means (1) 10.00% Senior Notes due 2029 issued pursuant to the Indenture in connection with a Registered Exchange Offer pursuant to a Registration Rights Agreement and (2) Additional Notes, if any, issued pursuant to a registration statement filed with the SEC under the Securities Act. “Euroclear” means Euroclear Bank S.A./N.Y., as operator of Euroclear systems Clearance System or any successor securities clearing agency. “Global Note” means an Initial Note or Exchange Note (other than a Certificated Note) issued in the form of a permanent global note in definitive, fully registered form and bearing, if required, the appropriate restricted notes legend set forth in Section 2.3(d) of this Appendix. “Initial Notes” means (1) $77,665,000 aggregate principal amount of 10.00% Senior Notes due 2029 issued on the Issue Date and (2) Additional Notes, if any, issued in a transaction exempt from the registration requirements of the Securities Act. “Notes” means the Initial Notes, any Additional Notes and the Exchange Notes, treated as a single class. Exhibit 4.1

4892-6655-8685 v.6 “Notes Custodian” means the custodian with respect to a Global Note (as appointed by the Depository), or any successor Person thereto and shall initially be the Trustee. “Purchase Agreement” means (1) with respect to the Initial Notes issued on the Issue Date, the Purchase Agreement, dated September 30, 2024, between the Company and the Purchasers identified therein and (2) with respect to each issuance of Additional Notes, the purchase agreement or underwriting agreement between the Company and the Persons purchasing such Additional Notes. “QIB” means a “qualified institutional buyer” as defined in Rule 144A. “Purchasers” means (1) with respect to the Initial Notes issued on the Issue Date, the purchasers identified in the Purchase Agreement and (2) with respect to each issuance of Additional Notes, the Persons purchasing such Additional Notes under the related Purchase Agreement. “Registered Exchange Offer” means the offer by the Company, pursuant to a Registration Rights Agreement, to Holders of Initial Notes, to issue and deliver to such Holders, in exchange for the Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act. “Registration Rights Agreement” means (1) with respect to the Initial Notes issued on the Issue Date, the Registration Rights Agreement, dated September 30, 2024, among the Company and the Purchasers and (2) with respect to each issuance of Additional Notes issued in a transaction exempt from the registration requirements of the Securities Act, the registration rights agreement, if any, between the Company and the Persons purchasing such Additional Notes under the related Purchase Agreement. “Restricted Notes Legend” means the applicable legend set forth in Section 2.3(d). “Rule 144A” means Rule 144A under the Securities Act. “Shelf Registration Statement” has the meaning given to such term in the Registration Rights Agreement. “Transfer Restricted Notes” means Notes that bear or are required to bear the Restricted Notes Legend. “Unrestricted Global Note” means any Note in global form that does not bear or is not required to bear the Restricted Notes Legend. Exhibit 4.1

4892-6655-8685 v.6 1.2 Other Definitions. Term Defined in Section: “Agent Members” 2.1(b) “Certificated Notes Legend” 2.3(d) “Global Notes Legend” 2.3(d) “Indenture” 1.3 “Rule 144A Global Note” 1)a)i) 1.3 Capitalized terms used in this Appendix, but not defined, have the meanings ascribed to such terms in the Indenture to which this Appendix is attached (the “Indenture”). 2. The Notes. 2.1 i) Form and Dating. The Initial Notes shall be offered and sold by the Company pursuant to the Purchase Agreement. The Initial Notes shall be sold initially only to (i) QIBs and (ii) Accredited Investors. Initial Notes may thereafter be transferred to, among others, QIBs, subject to the restrictions on transfer set forth herein. Initial Notes initially sold to QIBs shall be issued initially in the form of one or more Global Notes (collectively, the “Rule 144A Global Note”); Initial Notes initially sold to Accredited Investors shall be issued initially in the form of one or more Certificated Notes. (a) Rule 144A Global Note. The Rule 144A Global Note shall be issued without interest coupons and with the Global Notes Legend and the applicable Restricted Notes Legend set forth in Section 2.3(d) hereto and shall be deposited on behalf of the purchasers of the Initial Notes represented thereby with the Notes Custodian and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and upon receipt of a Company Order authenticated by the Trustee as provided in this Indenture. The aggregate principal amount of the Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided. (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Note deposited with or on behalf of the Depository. The Company shall execute and upon receipt of a Company Order the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depository or the nominee of the Depository and (b) shall be delivered by the Trustee to the Depository or pursuant to the Depository’s instructions or held by the Trustee as custodian for the Depository. Members of, or participants in, the Depository (“Agent Members”) shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depository or by the Trustee as the custodian of the Depository or under such Global Note, and the Company, the Trustee and any agent of the Company or the Trustee shall be entitled to treat the Depository as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the Exhibit 4.1

4892-6655-8685 v.6 foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a Holder of a beneficial interest in any Global Note. (c) Certificated Notes. Each Certificated Note shall be issued with the Certificated Notes Legend and the applicable Restricted Notes Legend set forth in Section 2.3(d) hereto. Except as provided in this Section 2.1 or Section 2.3 or 2.4, owners of beneficial interests in the Global Notes shall not be entitled to receive physical delivery of Certificated Notes. 2.2 Authentication. The Trustee shall upon receipt of a Company Order specified in Section 202 of the Indenture authenticate and deliver: (1) on the Issue Date, an aggregate principal amount of $77,665,000 10.00% Senior Notes due 2029, (2) any Additional Notes for an original issue in an aggregate principal amount specified in the written order of the Company pursuant to Section 202 of the Indenture and (3) Exchange Notes for issue only in a Registered Exchange Offer pursuant to a Registration Rights Agreement, for a like principal amount of Initial Notes, in each case upon a Company Order signed by any Officer. Such Company Order shall specify the amount of the Notes to be authenticated and the date on which the original issue of Notes is to be authenticated. 2.3 Transfer and Exchange. (a) Transfer and Exchange of Certificated Notes. When Certificated Notes are presented to the Note Registrar with a request: (x) to register the transfer of such Certificated Notes; or (y) to exchange such Certificated Notes for an equal principal amount of Certificated Notes of other authorized denominations; the Note Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Notes surrendered for transfer or exchange: (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Note Registrar, duly executed by the Holder thereof or its attorney duly authorized in writing; (ii) in the case of Transfer Restricted Notes, are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to Section 2.3(b) of this Appendix or otherwise in accordance with the applicable Restricted Notes Legend, and are accompanied by a certification from the transferor in the form in Exhibit 2 for exchange or registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto. Exhibit 4.1

4892-6655-8685 v.6 (b) Restrictions on Transfer of a Certificated Note for a Beneficial Interest in a Global Note. A Certificated Note may not be exchanged or transferred for a beneficial interest in a Global Note except (x) if such exchange is effected pursuant to the Registered Exchange Offer in accordance with the Registration Rights Agreement, (y) upon satisfaction of the requirements set forth in (i) below or (z) if such exchange is for a beneficial interest in an Unrestricted Global Note by a Holder who (A) is not, and during the preceding 90 days, has not been an Affiliate of the Company and (B) has held such Certificated Note for at least one year upon satisfaction of the requirements set forth in (ii) below, each as determined by the Company. (i) Upon receipt by the Trustee of a Certificated Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with: (A) a certification from the transferor in the form in Exhibit 2 for exchange or registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto; (B) written instructions directing the Trustee to make, or to direct the Notes Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depository account to be credited with such increase, then the Trustee shall cancel such Certificated Note and cause, or direct the Notes Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Notes Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Certificated Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Certificated Note so canceled. If the Global Note is not then outstanding, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Note in the appropriate principal amount; and (C) in the case of a transfer of Certificated Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Global Note in reliance upon Rule 144, a certification by the transferor in writing that such transfer made in reliance on Rule 144 (such certification to be in the form set forth in Exhibit 2), and/or upon delivery of such legal opinions, certifications and other information as the Company or the Trustee may reasonably request. If no Unrestricted Global Note is outstanding at the time of a transfer contemplated by this clause, the Company shall issue and the Trustee shall authenticate, upon written order of the Company, a new Unrestricted Global Note in the appropriate principal amount. (ii) Upon receipt by the Trustee of a Certificated Note, duly endorsed or accompanied by appropriate instruments of exchange, in form satisfactory to the Trustee, together with: Exhibit 4.1

4892-6655-8685 v.6 (A) delivery of such legal opinions, certifications and other information as may be requested pursuant thereto; and (B) written instructions directing the Trustee to make, or to direct the Notes Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depository account to be credited with such increase, then the Trustee shall cancel such Certificated Note and cause, or direct the Notes Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Notes Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Certificated Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Certificated Note so canceled. If the Global Note is not then outstanding, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Note in the appropriate principal amount. (c) Transfer and Exchange of Global Notes. (i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository, in accordance with the Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Note shall deliver to the Note Registrar a written order given in accordance with the Depository’s procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in the Global Note. The Note Registrar shall, in accordance with such instructions, instruct the Depository to credit to the account of the Person specified in such instructions a beneficial interest in the Global Note and to debit the account of the Person making the transfer the beneficial interest in the Global Note being transferred. (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Note Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Note Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred. (iii) Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4), a Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Exhibit 4.1

4892-6655-8685 v.6 (iv) Transfers by an owner of a beneficial interest in a Rule 144A Global Note to a transferee who takes delivery of such interest through another Transfer Restricted Note shall be made in accordance with the Applicable Procedures and the Restricted Notes Legend and only upon receipt by the Trustee of a certification from the transferor in the form provided in Exhibit 2 for exchange or registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto. (v) Beneficial interests in a Transfer Restricted Note that is a Rule 144A Global Note may be exchanged for beneficial interests in a Global Note if the Holder certifies in writing to the Note Registrar that its request for such exchange is in respect of a transfer made in reliance on Rule 144 (such certification to be in the form set forth in Exhibit 2) and/or upon delivery of such legal opinions, certifications and other information as the Company or the Trustee may reasonably request. (vi) If no Unrestricted Global Note is outstanding at the time of a transfer contemplated by the preceding clause (v), the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officer’s Certificate, a new Unrestricted Global Note in the appropriate principal amount. (vii) In the event that a Global Note is exchanged for Certificated Notes pursuant to Section 2.4 of this Appendix, prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Initial Notes (as set forth in Exhibit 2 hereto) intended to ensure that such transfers comply with Rule 144A or another applicable exemption under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company. (d) Legends. (i) Except as permitted by the following paragraphs (ii), (iii) and (iv), each Note certificate evidencing the Rule 144A Global Notes and each Certificated Note (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form: THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT Exhibit 4.1

4892-6655-8685 v.6 FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATEST OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE; PROVIDED THAT IF THE HOLDER ACQUIRED THIS SECURITY FROM THE COMPANY ON THE ORIGINAL ISSUE DATE AND AT THE TIME OF SUCH ACQUISITION WAS AN AFFILIATE OF THE COMPANY, THIS LEGEND WILL ALSO BE REMOVED UPON THE REQUEST OF SUCH HOLDER AFTER THE LATER OF (A) ONE YEAR AFTER THE ORIGINAL ISSUE DATE AND (B) 90 DAYS AFTER SUCH HOLDER CEASES TO BE AN AFFILIATE OF THE COMPANY, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO SUCH REMOVAL TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER HEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS ARE Exhibit 4.1

4892-6655-8685 v.6 CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT (A “PLAN ASSET ENTITY”), A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA (A “GOVERNMENTAL PLAN”), A CHURCH PLAN AS DEFINED IN SECTION 3(33) OF ERISA THAT HAS NOT MADE AN ELECTION UNDER SECTION 410(D) OF THE CODE (A “CHURCH PLAN”), OR A NON-US PLAN THAT IS SUBJECT TO PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER SIMILAR LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (2) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS SECURITY WILL NOT CONSTITUTE A NON- EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS. Each Certificated Note shall also bear the following additional legend (the “Certificated Notes Legend”): IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE NOTE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS. Each Global Note shall bear the following additional legend (the “Global Notes Legend”): UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED Exhibit 4.1

4892-6655-8685 v.6 TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF. (ii) Upon any sale or transfer of a Transfer Restricted Note (including any Transfer Restricted Note represented by a Global Note) pursuant to Rule 144 under the Securities Act, the Note Registrar shall permit the transferee thereof to exchange such Transfer Restricted Note for a certificated Note that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Note, if the transferor thereof certifies in writing to the Note Registrar that such sale or transfer was made in reliance on Rule 144 (such certification to be in the form set forth in Exhibit 2). (iii) After a transfer of any Initial Notes pursuant to and during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Notes, as the case may be, all requirements pertaining to legends on such Initial Note shall cease to apply, the requirements requiring any such Initial Note issued to certain Holders be issued in global form shall cease to apply, and a certificated Initial Note or an Initial Note in global form, in each case without restrictive transfer legends, shall be available to the transferee of the Holder of such Initial Notes upon exchange of such transferring Holder’s certificated Initial Note or directions to transfer such Holder’s interest in the Global Note, as applicable. (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes, all requirements pertaining to such Initial Notes that Initial Notes issued to certain Holders be issued in global form shall still apply with respect to Holders of such Initial Notes that do not exchange their Initial Notes, and Exchange Notes in certificated or global form, in each case without the restricted notes legend set forth in Exhibit 1 hereto shall be available to Holders that exchange such Initial Notes in such Registered Exchange Offer. (e) Registered Exchange Offer. Upon the occurrence of a Registered Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and the Trustee shall authenticate in accordance with Article Two of the Indenture one or more Unrestricted Global Notes in an aggregate principal amount equal to the sum of (x) the principal amount of the beneficial interests in the Global Notes that are Transfer Restricted Notes and (y) Certificated Notes that are Transfer Restricted Notes that, in each case, are tendered for acceptance by Persons that provide certifications in the applicable letter of transmittal or pursuant to the applicable agent’s message in accordance with the Registration Rights Agreement and accepted for exchange in a Registered Exchange Offer, unless such Person elects to receive an unrestricted Certificated Note instead of a beneficial interest in such Unrestricted Global Note. In such circumstances, the Company shall issue and the Trustee shall authenticate in accordance with Article Two of the Indenture one or more Certificated Notes that do not bear the Restricted Notes Legend. Concurrently with the issuance of such Exchange Notes, the Trustee shall cause the aggregate principal amount of the Global Notes that are Transfer Restricted Notes to be reduced accordingly. Exhibit 4.1

4892-6655-8685 v.6 (f) Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have been exchanged for Certificated Notes, redeemed, purchased or canceled, such Global Note shall be returned to the Depository for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for certificated Notes, redeemed, purchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Notes Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Notes Custodian, to reflect such reduction. (g) No Obligation of the Trustee. (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depository or other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depository subject to the Applicable Procedures. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners. (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depository participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. Exhibit 4.1

4892-6655-8685 v.6 2.4 Transfers of Beneficial Interests in Global Notes for Certificated Notes. (a) A Global Note deposited with the Depository or with the Trustee as Notes Custodian for the Depository pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of Certificated Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.3 hereof and if (i) the Depository notifies the Company that it is unwilling or unable to continue as depositary for such Global Note and the Depository fails to appoint a successor depositary within 90 days; (ii) Depository ceases to be registered as a “clearing agency” under the Exchange Act; and in the case of either clause (i) or clause (ii), a successor depositary is not appointed by the Company within 90 days of such notice, (iii) the Company, at its option, notifies the Trustee that it elects to cause the issuance of Certificated Notes and any Agent Member requests a Certificated Note in accordance with the Depository’s procedures, or (iv) a Default has occurred and is continuing. (b) Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depository to the Trustee located at its principal Corporate Trust Office to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Certificated Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 2.4 shall be executed, authenticated and delivered only in minimum denominations of $2,000 principal amount and any integral multiple of $1,000 in excess thereof and registered in such names as the Depository shall direct. Any Certificated Note delivered in exchange for an interest in the Transfer Restricted Note shall, except as otherwise provided by Section 2.3(e) hereof, bear the applicable Restricted Notes Legend and Certificated Notes Legend set forth in Exhibit 1 hereto. (c) Subject to the provisions of Section 2.4(b) hereof, the registered Holder of a Global Note shall be entitled to grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes. (d) In the event of the occurrence of one of the events specified in Section 2.4(a) hereof, the Company shall promptly make available to the Trustee a reasonable supply of Certificated Notes in definitive, fully registered form without interest coupons. In the event that such Certificated Notes are not issued, the Company expressly acknowledges, with respect to the right of any Holder to pursue a remedy pursuant to the Indenture, including pursuant to Section 507, the right of any beneficial owner of Notes to pursue such remedy with respect to the portion of the Global Note that represents such beneficial owner’s Notes as if such Certificated Notes had been issued. Exhibit 4.1

4892-6655-8685 v.6 EXHIBIT 1 to Appendix A [FORM OF FACE OF INITIAL NOTE] [Global Notes Legend] UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF. [Restricted Notes Legend for Transfer Restricted Notes] THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATEST OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS Exhibit 4.1

-2- 4892-6655-8685 v.6 A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE; PROVIDED THAT IF THE HOLDER ACQUIRED THIS SECURITY FROM THE COMPANY ON THE ORIGINAL ISSUE DATE AND AT THE TIME OF SUCH ACQUISITION WAS AN AFFILIATE OF THE COMPANY, THIS LEGEND WILL ALSO BE REMOVED UPON THE REQUEST OF SUCH HOLDER AFTER THE LATER OF (A) ONE YEAR AFTER THE ORIGINAL ISSUE DATE AND (B) 90 DAYS AFTER SUCH HOLDER CEASES TO BE AN AFFILIATE OF THE COMPANY, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO SUCH REMOVAL TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER HEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT (A “PLAN ASSET ENTITY”), A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA (A “GOVERNMENTAL PLAN”), A CHURCH PLAN AS DEFINED IN SECTION 3(33) OF ERISA THAT HAS NOT MADE AN ELECTION UNDER SECTION 410(D) OF THE CODE (A “CHURCH PLAN”), OR A NON-US PLAN THAT IS SUBJECT TO PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER SIMILAR LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (2) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS. [Certificated Notes Legend] IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE NOTE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER Exhibit 4.1

-3- 4892-6655-8685 v.6 INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS. Exhibit 4.1

-4- 4892-6655-8685 v.6 No. $ 10.00% Senior Notes due 2029 CUSIP No. [ ] ISIN No. [ ] Eagle Bancorp, Inc., a Maryland corporation, promises to pay to ___________, or registered assigns, the principal sum of ______ U.S. Dollars on September 30, 2029. Interest Payment Dates: March 30 and September 30. Record Dates: March 15 and September 15. Additional provisions of this Note are set forth on the other side of this Note. EAGLE BANCORP, INC. By: Name: Title: TRUSTEE’S CERTIFICATE OF AUTHENTICATION Wilmington Trust, National Association, as Trustee certifies that this is one of the Notes referred to in the Indenture. By Authorized Signatory Dated: Exhibit 4.1

-5- 4892-6655-8685 v.6 [FORM OF REVERSE SIDE OF INITIAL NOTE] 10.00% Senior Notes due 2029 Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Indenture. 1. Principal and Interest. Eagle Bancorp, Inc. (the “Company”) shall pay the principal of this Note on September 30, 2029. The Company promises to pay interest and Additional Interest, if any, on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate set forth below (subject to adjustment as provided below). Interest on the Notes shall accrue at the rate of 10.00% per annum and be payable in cash. Interest, and Additional Interest, if any, shall be payable semi-annually in arrears (to the Holders of the Notes at the close of business on March 15 or September 15 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing March 30, 2025. The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated September 30, 2024, among the Company and the Purchasers (the “Registration Rights Agreement”), including with respect to Additional Interest. Interest on this Note shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from September 30, 2024. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The Company shall pay interest and Additional Interest, if any, on overdue principal at the rate equal to the then applicable interest rate on the Notes, and it shall pay interest on overdue installments of interest at the same rate, in any case to the extent lawful. 2. Method of Payment. The Company shall pay interest (except Defaulted Interest) on the principal amount of the Notes on each March 30 and September 30 to the Persons who are Holders (as reflected in the Note Register at the close of business on March 15 and September 15 immediately preceding the Interest Payment Date), in each case, even if the Note is transferred or exchanged after such Regular Record Date, except as provided in Section 306(b) of the Indenture with respect to Defaulted Interest; provided that, with respect to the payment of principal, the Company shall make payment to the Holder that surrenders this Note to any Paying Agent on or after September 30, 2029. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company Exhibit 4.1

-6- 4892-6655-8685 v.6 may pay principal and interest by its check payable in such money. The Company may pay interest on the Notes by check mailed to the Holders at their respective addresses set forth in the Note Register or, if in accordance with arrangements satisfactory to the Trustee and the Company, at the option of the Holder, by wire transfer of immediately available funds to the account designated in writing the Holder; provided that all payments of principal, and interest and with respect to Notes represented by one or more permanent Global Notes registered in the name of or held by the Depository or its nominee shall be made by wire transfer of immediately available funds to the accounts specified by the Holder or Holders thereof. If a payment date is a Legal Holiday, payment may be made on the next succeeding day that is a Business Day as if made on the date that the payment was due, and no interest shall accrue for the intervening period. 3. Paying Agent and Note Registrar. Initially, Wilmington Trust, National Association (the “Trustee”) shall act as Paying Agent and Note Registrar. The Company may change any Paying Agent or Note Registrar upon written notice thereto and without notice to the Holders. The Company may act as Paying Agent, Note Registrar or co-registrar. 4. Indenture. The Company issued the Notes under an Indenture dated as of September 30, 2024 (the “Indenture”) among the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control. The Notes are unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of the Notes. Subject to the conditions set forth in the Indenture, the Company may issue Additional Notes. 5. Mandatory Redemption. The Company is not required to make any mandatory redemption or sinking fund payments with respect to the Notes. 6. Optional Redemption. The Notes are not subject to redemption at the option of the Company prior to the Stated Maturity. 7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. The Note Registrar and the Trustee may Exhibit 4.1

-7- 4892-6655-8685 v.6 require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company shall not be required, and without the prior written consent of the Company, the Note Registrar shall not be required, to register the transfer of or exchange of any Note (i) if applicable, during a period beginning at the opening of business 15 days before provision of a notice of redemption of Notes and ending at the close of business on the day of such provision, (ii) if applicable, selected for redemption in whole or in part and (iii) beginning at the opening of business on any record date and ending on the close of business on the related Interest Payment Date. 8. Persons Deemed Owners. A registered Holder may be treated as the owner of a Note for all purposes. 9. Unclaimed Money. Subject to applicable laws relating to abandoned property, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on any Note and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease. 10. Defeasance Prior to Redemption or Maturity. Subject to satisfaction of conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. Dollars, Government Securities, or a combination thereof, in such amounts as shall be sufficient without consideration of any reinvestment of interest to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation for principal, premium, if any, and accrued interest to the date of maturity or redemption, as the case may be. 11. Amendment; Supplement; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes issued under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and its consequences. Any such consent or waiver shall be binding upon all future Holders of this Note and of any Notes issued Exhibit 4.1

-8- 4892-6655-8685 v.6 upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Company and the Trustee, without notice to or consent of the Holders of the Notes, to enter into one or more indentures supplemental thereto for the purposes specified in the Indenture. 12. Restrictive Covenants. The Indenture contains certain covenants, including covenants with respect to the following matters: (i) liens; (ii) merger, consolidation or sale of all or substantially all assets; and (iii) dispositions of stock of a Principal Subsidiary Bank. Within 120 days (or the successor time period then in effect under the rules and regulations of the Exchange Act) after the end of each fiscal year, the Company must report to the Trustee on compliance with such limitations. 13. Successor Persons. When a successor Person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor Person shall be released from those obligations, subject to certain exceptions and conditions. 14. Remedies for Events of Default. If an Event of Default with respect to the Notes occurs and is continuing, either the Trustee or the Holders of at least 25% of the aggregate principal amount of the outstanding Notes may declare the principal of all the Notes, and accrued and unpaid interest, if any, thereon, to be due and payable immediately. At any time after the Notes have been accelerated, but before a judgment or decree based on acceleration has been obtained, the Holders of a majority of the aggregate principal amount of outstanding Notes may, under certain circumstances provided in the Indenture, rescind and annul such acceleration. 15. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not the Trustee; provided, however, that, if it acquires any conflicting interest, it must eliminate such conflict within 90 days, apply to the SEC for permission to continue or resign. 16. Authentication. This Note shall not be valid until an authorized signatory of the Trustee signs the certificate of authentication on the other side of this Note. 17. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act). Exhibit 4.1

-9- 4892-6655-8685 v.6 18. CUSIP Number. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Notes and has directed the Trustee to use CUSIP and ISIN numbers in notices relating to the Notes as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon. 19. Holders’ Compliance with the Registration Rights Agreement. Each Holder of a Note, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, dated as of September 30, 2024, including the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein. 20. Governing Law. THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Eagle Bancorp, Inc., 7830 Old Georgetown Road, Third Floor, Bethesda, Maryland 20814; Attention: Chief Financial Officer. Exhibit 4.1

4892-6655-8685 v.6 [TO BE ATTACHED TO GLOBAL NOTES] SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE The following increases or decreases in this Global Note have been made: Date of exchange Amount of decrease in principal amount of this Global Note Amount of increase in principal amount of this Global Note Principal amount of this Global Note following such decrease or increase Signature of authorized signatory of Trustee or Notes Custodian Exhibit 4.1

4892-6655-8685 v.6 EXHIBIT 2 to Appendix A ASSIGNMENT/TRANSFER FORM FOR TRANSFER RESTRICTED NOTES To assign and transfer this Note, fill in the form below: Reference is hereby made to the Indenture, dated as of September 30, 2024, among Eagle Bancorp, Inc. and Wilmington Trust, National Association (the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. I or we assign and transfer this Note to (Print or type assignee’s name, address and zip code) (Insert assignee’s soc. sec. or tax I.D. No.) and irrevocably appoint __________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him. Date: Your Signature: Sign exactly as your name appears on the other side of this Note. In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred in accordance with its terms: PART I: CHECK ONE BOX BELOW (1) to the Company or a subsidiary thereof; or (2) to the Note Registrar for registration in the name of the Holder, without transfer; or (3) pursuant to an effective registration statement under the Securities Act; or (4) to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; (5) pursuant to Rule 144 under Securities Act; or (6) pursuant to another exemption from the registration requirements under the Securities Act. Exhibit 4.1

-2- 4892-6655-8685 v.6 PART II: CHECK ONE BOX BELOW (1) I or we are not, and during the 90 days prior to the date hereof have not been, an Affiliate of the Company; (2) I or we are an Affiliate of the Company; or (3) I or we are not an Affiliate of the Company but during the 90 days prior to the date hereof have been an Affiliate of the Company. Unless one of the boxes for each of Part I and Part II is checked, the Trustee shall refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if either box (5) or (6) of Part I is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Notes, such legal opinions, certifications (including, without limitation and in the case of (6), certifications from the transferee) and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to Rule 144 or another exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Signature Signature Guarantee: Signature must be guaranteed Signature Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act. TO BE COMPLETED BY PURCHASER IF BOX (4) OF PART I ABOVE IS CHECKED. The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A. Date: Notice: To be executed by an executive officer Exhibit 4.1

4892-6655-8685 v.6 EXHIBIT A [FORM OF FACE OF EXCHANGE NOTE]1 No. $ 10.00% Senior Notes due 2029 CUSIP No. [ ] ISIN No. [ ] Eagle Bancorp, Inc., a Maryland corporation, promises to pay to _______________, or registered assigns, the principal sum of ______ U.S. Dollars on September 30, 2029. Interest Payment Dates: March 30 and September 30. Record Dates: March 15 and September 15. Additional provisions of this Note are set forth on the other side of this Note. 1 [If the Note is to be issued in global form add the Global Notes Legend from Exhibit 1 to Appendix A and the attachment from such Exhibit 1 captioned “[TO BE ATTACHED TO GLOBAL NOTES] SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE.”] EAGLE BANCORP, INC. By Name: Title: TRUSTEE’S CERTIFICATE OF AUTHENTICATION Wilmington Trust, National Association, as Trustee certifies that this is one of the Notes referred to in the Indenture. By Authorized Signatory Dated: Exhibit 4.1

-2- 4892-6655-8685 v.6 Exhibit 4.1

4892-6655-8685 v.6 [FORM OF REVERSE SIDE OF EXCHANGE NOTE] 10.00% Senior Notes due 2029 Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Indenture. 1. Principal and Interest. Eagle Bancorp, Inc. (the “Company”) shall pay the principal of this Note on September 30, 2029. The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate set forth below (subject to adjustment as provided below). Interest on the Notes shall accrue at the rate of 10.00% per annum and be payable in cash. Interest shall be payable semi-annually in arrears (to the Holders of the Notes at the close of business on March 15 or September 15 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing March 30, 2025. Interest on this Note shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from September 30, 2024. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The Company shall pay interest on overdue principal at the rate equal to the then applicable interest rate on the Notes, and it shall pay interest on overdue installments of interest at the same rate, in any case to the extent lawful. 2. Method of Payment. The Company shall pay interest (except Defaulted Interest) on the principal amount of the Notes on each March 30 and September 30 to the Persons who are Holders (as reflected in the Note Register at the close of business on March 15 and September 15 immediately preceding the Interest Payment Date), in each case, even if the Note is transferred or exchanged after such Regular Record Date, except as provided in Section 306(b) of the Indenture with respect to Defaulted Interest; provided that, with respect to the payment of principal, the Company shall make payment to the Holder that surrenders this Note to any Paying Agent on or after September 30, 2029. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by its check payable in such money. The Company may pay interest on the Notes by check mailed to the Holders at their respective addresses set forth in the Note Register or, if in accordance with arrangements satisfactory to the Trustee and the Company, at the option of the Holder, by wire transfer of immediately available funds to the account designated in writing by the Holder; provided that all payments of principal and interest Exhibit 4.1

-2- 4892-6655-8685 v.6 and with respect to Notes represented by one or more permanent Global Notes registered in the name of or held by the Depository or its nominee shall be made by wire transfer of immediately available funds to the accounts specified by the Holder or Holders thereof. If a payment date is a Legal Holiday, payment may be made on the next succeeding day that is a Business Day as if made on the date that the payment was due, and no interest shall accrue for the intervening period. 3. Paying Agent and Note Registrar. Initially, Wilmington Trust, National Association (the “Trustee”) shall act as Paying Agent and Note Registrar. The Company may change any Paying Agent or Note Registrar upon written notice thereto and without notice to the Holders. The Company may act as Paying Agent, Note Registrar or co-registrar. 4. Indenture. The Company issued the Notes under an Indenture dated as of September 30, 2024 (the “Indenture”) among the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control. The Notes are unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of the Notes. Subject to the conditions set forth in the Indenture, the Company may issue Additional Notes. 5. Mandatory Redemption. The Company is not required to make any mandatory redemption or sinking fund payments with respect to the Notes. 6. Optional Redemption. The Notes are not subject to redemption at the option of the Company prior to the Stated Maturity. 7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. The Note Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company shall not be required, and without the prior written consent of the Company, the Note Registrar shall not be required, to register the transfer of or exchange of any Note (i) if applicable, during a period beginning at the opening of business 15 Exhibit 4.1

-3- 4892-6655-8685 v.6 days before provision of a notice of redemption of Notes and ending at the close of business on the day of such provision, (ii) if applicable, selected for redemption in whole or in part and (iii) beginning at the opening of business on any record date and ending on the close of business on the related Interest Payment Date. 8. Persons Deemed Owners. A registered Holder may be treated as the owner of a Note for all purposes. 9. Unclaimed Money. Subject to applicable laws relating to abandoned property, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on any Note and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease. 10. Defeasance Prior to Redemption or Maturity. Subject to satisfaction of conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. Dollars, Government Securities, or a combination thereof, in such amounts as shall be sufficient without consideration of any reinvestment of interest to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation for principal, premium, if any, and accrued interest to the date of maturity or redemption, as the case may be. 11. Amendment; Supplement; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes issued under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and its consequences. Any such consent or waiver shall be binding upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Company and the Trustee, without notice to or consent of the Holders of the Notes, to enter into one or more indentures supplemental thereto for the purposes specified in the Indenture. Exhibit 4.1

-4- 4892-6655-8685 v.6 12. Restrictive Covenants. The Indenture contains certain covenants, including covenants with respect to the following matters: (i) liens; (ii) merger, consolidation or sale of all or substantially all assets; and (iii) dispositions of stock of a Principal Subsidiary Bank. Within 120 days (or the successor time period then in effect under the rules and regulations of the Exchange Act) after the end of each fiscal year, the Company must report to the Trustee on compliance with such limitations. 13. Successor Persons. When a successor Person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor Person shall be released from those obligations, subject to certain exceptions and conditions. 14. Remedies for Events of Default. If an Event of Default with respect to the Notes occurs and is continuing, either the Trustee or the Holders of at least 25% of the aggregate principal amount of the outstanding Notes may declare the principal of all the Notes, and accrued and unpaid interest, if any, thereon, to be due and payable immediately. At any time after the Notes have been accelerated, but before a judgment or decree based on acceleration has been obtained, the Holders of a majority of the aggregate principal amount of outstanding Notes may, under certain circumstances provided in the Indenture, rescind and annul such acceleration. 15. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not the Trustee; provided, however, that, if it acquires any conflicting interest, it must eliminate such conflict within 90 days, apply to the SEC for permission to continue or resign. 16. Authentication. This Note shall not be valid until an authorized signatory of the Trustee signs the certificate of authentication on the other side of this Note. 17. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act). 18. CUSIP Number. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on Exhibit 4.1

-5- 4892-6655-8685 v.6 the Notes and has directed the Trustee to use CUSIP and ISIN numbers in notices relating to the Notes as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon. 19. Governing Law. THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Eagle Bancorp, Inc., 7830 Old Georgetown Road, Third Floor, Bethesda, Maryland 20814; Attention: Chief Financial Officer. Exhibit 4.1

4892-6655-8685 v.6 ASSIGNMENT/TRANSFER FORM To assign and transfer this Note, fill in the form below: I or we assign and transfer this Note to (Print or type assignee’s name, address and zip code) (Insert assignee’s soc. sec. or tax I.D. No.) and irrevocably appoint __________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him. Dated: Your Signature: Sign exactly as your name appears on the other side of this Note. NOTICE: The signature(s) to this assignment must correspond with the name as written upon the within instrument in every particular, without alteration or enlargement, or any change whatever. SIGNATURE GUARANTEED:______________________________ NOTICE: The signature(s) must be guaranteed by an eligible guarantor institution (e.g., banks, securities brokers or dealers, credit unions, national securities exchanges and savings associations) which is a member of or participant in a signature guarantee program recognized by the Securities Registrar pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934. Exhibit 4.1